As filed with the Securities and Exchange Commission on March 2, 2015

REGISTRATION NO. 033-63560 and 811-7762

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933                                         ☒

PRE-EFFECTIVE AMENDMENT NO.                                ☐

POST-EFFECTIVE AMENDMENT NO. 67                        ☒

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940                 ☒

AMENDMENT NO. 69                                                            ☒

(CHECK APPROPRIATE BOX OR BOXES)

FIRST EAGLE FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3300

SUZAN AFIFI

FIRST EAGLE FUNDS

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

NATHAN J. GREENE, ESQ.

SHEARMAN & STERLING LLP

599 LEXINGTON AVENUE

NEW YORK, NY 10022

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b) of Rule 485

☒ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date), 2015 pursuant to paragraph (a)(1) of Rule 485

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

The Registrant consists of eight separate portfolios. This filing under Rule 485(a) relates only to Absolute Return Fund. The Registrant’s other seven portfolios are not modified hereby.

Prospectus	May 1, 2015

First Eagle Absolute Return Fund
Class A	FEXAX
Class C	FEXCX
Class I	FEXIX

Advised by First Eagle Investment Management, LLC

Neither the Securities and Exchange Commission nor the Commodity Futures Trading Commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Thank you for your interest in First Eagle Funds (the “Trust” or “Funds”), managed by First Eagle Investment Management, LLC (“FEIM” or the “Adviser”). The Trust consists of eight portfolios including First Eagle Absolute Return Fund (the “Fund”). This prospectus contains information only about the Fund. Information about the other seven portfolios is provided in a separate prospectus.

John P. Arnhold is Chairman of the Adviser and also serves as President and Trustee of the Trust. The portfolio management team for the Fund is comprised of Joel McKoan and Michael Ning.

Useful Shareholder Information	Back Cover

First Eagle Absolute Return Fund

Summary Information

Investment Objective

First Eagle Absolute Return Fund (the “Fund”) seeks long-term absolute returns. An “absolute” return refers to a return on investment that is evaluated on its own merits and not by reference to a benchmark or other similar “relative” return.

Fees and Expenses of the Absolute Return Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 38 and 42, respectively.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.85	0.85	0.85

Distribution and/or Service (12b-1) Fees	0.25	1.00	None

Other Expenses**	2.43	2.42	2.43

Acquired Fund Fees and Expenses	0.04	0.04	0.04
Total Annual Operating Expenses (%)	3.57	4.31	3.32
Fee Waiver/Expense Reimbursement	-2.18	-2.17	-2.18
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)***	1.39	2.14	1.14

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**	“Other expenses” shown reflect actual expenses for the Fund for the fiscal year ended October 31, 2014, adjusted to reflect certain estimated expenses for fiscal year 2015.
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Absolute Return Fund

***

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expense, borrowing costs, interest expense relating to short sales and extraordinary expenses) of Class A, Class C and Class I shares do not exceed 1.35%, 2.10% and 1.10%, respectively, through the date that is one year after the shares of the Fund are made available for purchase by the general public (the “Fee Waiver and Expense Reimbursement Agreement”). The Fee Waiver and Expense Reimbursement Agreement may be terminated before its expiration only by a decision of the Board of Trustees. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, provided that such recoupment would not cause the Fund to exceed the Fund’s operating expense limit in effect at the time of either the recoupment (if any) or the waiver/reimbursement.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years
Class A
Sold or Held	$634	$1,347

Class C (shares have a one year contingent deferred sales charge)
Sold	$317	$1,110

Held	$217	$1,110

Class I
Sold or Held	$116	$817

Portfolio Turnover Rate

There are transaction costs due to the bid/ask spread in the case of bonds, commissions in the case of stocks and similar charges for other instruments. The Fund pays these transaction costs when it buys and sells securities and other instruments (or otherwise “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During

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Summary Information about the Absolute Return Fund

the most recent fiscal year, the Fund’s portfolio turnover rate was 9.77% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objective is to achieve long-term absolute returns. An “absolute” return refers to a return on investment that is evaluated on its own merits and not by reference to a benchmark or other similar “relative” return. To achieve its investment objective, the Fund will make direct and indirect investments in both long and short positions in a wide range of asset classes, including equities, fixed income, currencies and commodities. The Adviser uses fundamental and quantitative analysis to determine portfolio allocations. This multi-asset approach is intended to create the potential for the Fund to perform well with less volatility in a variety of market environments, even those in which equity investments or fixed income investments may struggle, although there can be no guarantee that this will be the case. The Fund’s exposure to asset classes, sectors, securities, commodities, markets and currencies will typically be achieved through investments in derivative instruments, including credit default swaps and other swap contracts. The Fund will use derivatives and other leveraged instruments to adjust or increase its exposure to asset classes when seeking to achieve the desired volatility target. The Fund believes that the use of derivatives generally enables the Fund to implement its investment strategy more efficiently and to gain more exposure to various asset classes than would be possible by investing in more traditional asset classes (e.g., stocks and bonds) directly. The Fund expects to be an active trader in the markets and may change its exposures to asset classes many times during the year.

The Fund will generally be managed using three main investment components—a flexible risk factor allocation strategy and, to a lesser extent, a tail risk hedging strategy (which is described below) and an opportunistic strategy (also described below). The flexible risk allocation strategy will typically be the primary strategy used by the Fund. This strategy seeks to balance exposures and risk across and within asset classes, sectors, markets and macro environments with a goal of achieving improved risk diversification than would a less balanced portfolio. Risk can be evaluated in different ways, but is considered by the Fund to be most appropriately measured by market price volatility. The greater an investment’s or market’s volatility, the more sharply its price may fluctuate. An investment fund’s volatility is often measured as the standard deviation of the fund’s monthly returns and expressed as a percentage.

The strategy of allocating the Fund’s assets among many asset classes generally depends upon the Fund’s ability to understand the behavior of asset classes across

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Absolute Return Fund

different economic environments. Expected returns and volatility for different asset classes vary over time, as do the correlations of different asset classes. To address this variation, the allocations are flexible, which means they are adjusted to take advantage of opportunities that arise from different economic conditions. Asset classes may not perform as expected or they may not display the anticipated level of correlation. If the Fund’s assessment of the risk and return potential of asset classes is incorrect, the Fund could significantly underperform the markets in general, particular markets, or other funds that make similar investments. If the assessment of the correlations between different asset classes is incorrect, the Fund may not achieve the anticipated level of diversification, which may increase the risk of underperformance or negative performance. In addition, particular investments made within each asset class may not perform as expected.

The Fund may also use a tail risk hedging strategy to attempt to generate gains and to mitigate the downside risk to the Fund’s portfolio during extreme negative market environments. In particular, the Fund may enter into derivative and other transactions that the Adviser believes would increase in value during the occurrence of “tail events.” Tail events could include periods that are characterized by (i) a substantial decline in the equity markets, (ii) a substantial widening in credit spreads, and/or (iii) a substantial increase in market volatility. Credit spreads refer to the difference or “spread” between the interest rates charged for various types of borrowing and an accepted baseline such as the interest rate for comparable duration U.S. Treasury securities.

The Fund may also use an opportunistic strategy that selectively seeks return opportunities across, among other potential investments, global interest rate instruments, equities, currencies, fixed income and commodities. These are often event-driven opportunities presented as a result of perceived market anomalies and inefficiencies that may require a specific event or catalyst to capture value.

The Fund’s equity and fixed income exposure may be achieved primarily through investments in derivatives and other investments that track equity and fixed income indices from developed and emerging market countries, although the Fund may invest directly in equities. The Fund may invest in securities of exchange traded funds (“ETFs”). In addition, the Fund may invest in rights, warrants, standby commitment agreements and other securities of any corporation or entity and in rights and options, including “put” and “call” options or any combination thereof written by the Fund or by others, on stocks, bonds, market indices, swaps, non-U.S. currencies and financial futures contracts. The Fund may invest in equities or other instruments relating to companies of any market capitalization.

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Summary Information about the Absolute Return Fund

The Fund may invest in investment grade and non-investment grade fixed and floating rate debt securities of a wide range of issuers, including without limitation government bonds (including Treasury Inflation Protected Securities (“TIPS”), government agency debt, non-U.S. sovereign debt, corporate bonds, floating rate notes, preferred stocks, structured securities, convertible securities and bank loans, as well as financial derivative instruments relating to such securities. Non-investment grade instruments are sometimes referred to as “junk bonds.” The Fund may invest in debt securities of any maturity (e.g., both long-term and short-term debt). Again, fixed income exposure may be achieved directly or through investments in various derivatives.

The Fund may invest in currencies, both directly and indirectly, including through a range of currency-related derivative instruments, including forward foreign currency exchange contracts, currency futures, currency options, options on currency futures and currency swaps.

The Fund may invest in real estate-related investments such as real estate investment trusts (“REITs”). The Fund also may invest in mortgage-backed securities (including on a “to-be-announced” basis), adjustable-rate mortgage-backed securities and collateralized mortgage obligations, as well as other asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations.

A significant portion of the assets of the Fund may be maintained directly or indirectly in money market instruments, including U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, and cash and cash equivalents, as margin and collateral for the Fund’s obligations under derivative transactions.

The Fund may invest in bankers’ acceptances, certificates of deposit, discount notes and commercial paper.

Derivative instruments may be over-the-counter or exchange-traded and may include, but are not limited to, swaps (including interest rate swaps, total rate of return swaps and credit default swaps), swaptions, fixed income and equity options, fixed income and equity futures and currency transactions (including forward currency contracts and currency options). Derivatives may be used for investment and hedging purposes.

While applicable regulations set minimum issuer diversification requirements and limits on industry concentration, there otherwise are no restrictions on the types of issuers the Fund may invest in and no restrictions on ratings on individual securities or average portfolio quality.

8First Eagle Absolute Return Fund | Prospectus | May 1, 2015

Absolute Return Fund

The Fund’s performance over short-term periods is expected to be volatile because of the significant investment in instruments that have a leveraging effect. The Fund may have highly leveraged exposure to one or more asset classes at times. The Investment Company Act of 1940 (the “1940 Act”) imposes certain limitations on the Fund’s ability to use leverage, which are sometimes referred to as “asset coverage” requirements. However, the Fund is not subject to any additional limitations on its exposures. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.

The Fund may make some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund may invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The investment strategy (including the use of operational leverage, short sales and derivatives) involves significant risks and is speculative and may result in substantial losses. The Fund is a non-diversified fund, meaning it may invest in a smaller number of investments than would a fund that invests more widely. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can

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Summary Information about the Absolute Return Fund

bear the risk of fluctuations in the Fund’s net asset value, which may be significant and rapid.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The Fund may invest in debt instruments that are below investment grade, e.g., junk bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Counterparty Risk — In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

10First Eagle Absolute Return Fund | Prospectus | May 1, 2015

Absolute Return Fund

•

Correlation Risk — The correlations of different asset classes may vary over time. Asset classes may not display the anticipated level of correlation to one another. If the Fund’s assessment of the correlations between different asset classes is incorrect, the Fund may not achieve its objectives.

•

Clearing House/Clearing Member Risk — Transactions in some types of derivative transactions are required to be centrally cleared by a clearing house through a clearing member. In a transaction involving such “cleared derivatives,” the Fund’s counterparty is a clearing house, rather than a bank or broker. Clearing houses, like derivative counterparties generally, may have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements could expose the Fund to greater credit risk to the clearing house or other party holding margin for the Fund. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection.

•

Credit Default Swap Agreements Risk — The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). As a “seller” of credit protection, the Fund generally is exposed to the risk of default or non-payment on the part of underlying borrower, potentially to the full amount owed.

•

Derivatives Risk — Futures contracts, swap contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and involve the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly

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Summary Information about the Absolute Return Fund

correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•

Commodities Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•

CFTC Regulation Risk — The Adviser is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator (“CPO”). Under the CFTC’s “harmonization” rules with respect to registered investment companies, the Adviser generally is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. The Adviser and the Fund instead are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under what the CFTC’s harmonization rules term a program of “substituted compliance.” Certain filings still are required with the CFTC, including a notice to claim reliance on substituted compliance and periodic non-public filings on CFTC Form CPO-PQR.

•

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. The Fund may be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

•

Investment in Other Investment Companies — As with other investments, investments in other investment companies, including exchange traded funds (ETFs), are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment

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Absolute Return Fund

at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.
•

Leverage Risk — As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. The net asset value of the Fund employing leverage of any kind will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

•

Fixed Income/Interest Rate Risk — As part of the Fund’s principal investment strategy, the Fund will make investments in fixed income instruments. Fixed income securities such as bonds are issued to evidence loans that investors make to corporations and governments, either foreign or domestic. If prevailing interest rates fall, the market values of fixed- income securities tend to rise. Conversely, if prevailing interest rates rise, the market values of fixed income securities generally fall. In general, the shorter the maturity of a fixed income security, the lower the yield but the greater the price stability. These factors may have an effect on the value of the Fund.

•

Model and Data Risk — The Adviser may use quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties to assist in making investment and hedging decisions and to provide risk management insights. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks and any hedging based on faulty or incorrect information may prove to be unsuccessful. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

•

Non-Diversified Status Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers or deal with a smaller number of counterparties, the Fund may be more exposed to the risks associated

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Summary Information about the Absolute Return Fund

with and developments affecting an individual issuer or counterparty than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
•

Subsidiary Risk — By investing in the Subsidiary, the Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

•

Tax Risk — In order for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the Statement of Additional Information (“SAI”). Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

•

TIPS and Inflation-Linked Bonds Risk — The value of Treasury inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation protected securities markets are

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Absolute Return Fund

generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
•

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by the full faith and credit of the United States.

•

Non-U.S. Sovereign Debt Risk — As part of the Fund’s principal investment strategy, the Fund may make investments in non-U.S. fixed income securities that are obligations of sovereign governments. A government’s willingness to repay its debt often is a function of its political system or government leadership. A government may decide not to repay its debt, even if it has the ability to do so. This risk is magnified following a change of government or in countries with unstable governments. As with any fixed income securities, non-U.S. sovereign debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. Ratings agencies take into account willingness to pay as well as ability to pay when evaluating sovereign credits.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.
•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition and credit rating and changes in interest rates and other general economic, industry and market conditions.

•

High Yield Risk — The Fund may invest in high yield instruments (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade instruments may experience.

•

Illiquid Investment Risk — The market for lower-quality debt instruments, including junk bonds and levered loans, is generally less liquid than the market for higher-quality debt instruments. Holding illiquid securities restricts or otherwise

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Summary Information about the Absolute Return Fund

limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time.

•

High Portfolio Turnover Risk — The Fund’s investment strategies, which permit the Fund to hold instruments of any remaining duration and to trade those securities rather than hold them to maturity, may result in high turnover rates. This may increase the Fund’s brokerage commission costs in the case of stocks, costs related to the bid/ask spread in the case of bonds or derivatives or similar charges for other instruments, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.
•

Bank Loan Risk — The Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of both the financial institution and the underlying borrower. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

•

Real Estate Risk — The Fund may invest REITs, which are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT). The Fund may also invest in mortgage-backed investments, which carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise.

•

Prepayment Risk — Certain instruments, especially asset-backed securities and mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or

16First Eagle Absolute Return Fund | Prospectus | May 1, 2015

Absolute Return Fund

interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

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Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

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Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments (particularly investments in emerging markets) are susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, adverse changes to government regulations, and illiquidity.

•	Active Trading Risk — The Fund’s active trading strategies may lose money or may not earn a return sufficient to cover trading and other costs.
•	Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.
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Options Risk — The Fund may engage in various options transactions in which the Fund seeks to limit investment risk or increase investment returns by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

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Tail Risk Hedging Risk — The Fund may purchase instruments designed to mitigate tail event risk. These instruments involve a high degree of risk. With respect to securities or instruments the performance of which is related to the occurrence or non-occurrence of tail events (“tail event instruments”), the type, frequency and severity of the tail events are difficult to predict or model.

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Opportunistic Trading (Event Driven) Risk — An “opportunistic” or event driven investment approach carries the risk that the event (sometimes called a catalyst) required to create value in a particular investment occurs later than expected, does not occur at all, or does not have the desired effect on the market price of investment.

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Summary Information about the Absolute Return Fund

•	Short Selling Risk — Short selling may result in losses if the securities appreciate in value.

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Other Investments — In addition to the principal investment strategies described above, the Fund may make other types of investments, such as investments in preferred stocks. These practices may be subject to other risks.

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New Fund Risk — The Fund has only a limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size, in which case the Board of Trustees of the Trust may determine to liquidate the Fund.

For more information on the risks of investing in the Fund, please see the More Information about the Fund’s Investments section.

Investment Results

The Absolute Return Fund commenced operations on May 14, 2014 and, as of the date of this prospectus, does not yet have a full calendar year’s investment performance.

Our Management Team

First Eagle Investment Management, LLC serves as the Fund’s Adviser.

Joel McKoan and Michael Ning are the Fund’s Portfolio Managers, with joint and primary responsibility for the day-to-day management of the Fund. Messrs. McKoan and Ning joined the Adviser in April 2013 and have been the Fund’s Portfolio Managers since commencement of the Fund’s operations in May 2014.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase Fund shares on any business day at their public offering price next computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. The Fund is not yet available for sale to the general public. See the Once You Become a Shareholder section for more information.

18First Eagle Absolute Return Fund | Prospectus | May 1, 2015

Absolute Return Fund

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Amounts withdrawn from a tax-deferred account may be subject to tax, including a penalty on pre-retirement distributions that are not properly rolled over to other tax-deferred accounts. See the Information on Dividends, Distributions and Taxes section for more information.

Payments to Broker-Dealers and Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and/or Shareholder Services Expenses section for more information.

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More Information about the Fund’s Investments

Investment Objective and Strategies of the Fund

The investment objective of the Fund is to seek long-term absolute returns.

The investment strategy of the Fund comprises direct and indirect investments in both long and short positions in a wide range of asset classes, including equities, fixed income, currencies and commodities. The Adviser uses fundamental and quantitative analysis to determine portfolio allocations. This multi-asset approach is intended to create the potential for the Fund to perform well with less volatility in a variety of market environments, even those in which equity investments or fixed income investments may struggle, although there can be no guarantee that this will be the case. The Fund’s exposure to asset classes, sectors, securities, commodities, markets and currencies will typically be achieved through investments in derivative instruments, including credit default swaps and other swap contracts. The Fund will use derivatives and other leveraged instruments to adjust or increase its exposure to asset classes when seeking to achieve the desired volatility target. The Fund believes that the use of derivatives generally enables the Fund to implement its investment strategy more efficiently and to gain more exposure to various asset classes than would be possible by investing in more traditional asset classes (e.g., stocks and bonds) directly. The Fund expects to be an active trader in the markets and may change its exposures to asset classes many times during the year.

The Fund will generally be managed using three main investment components—a flexible risk factor allocation strategy and, to a lesser extent, a tail risk hedging strategy (which is described below) and an opportunistic strategy (also described below). The flexible risk allocation strategy will typically be the primary strategy used by the Fund. This strategy seeks to balance exposures and risk across and within asset classes, sectors, markets and macro environments with a goal of achieving improved risk diversification than would a less balanced portfolio. Risk can be evaluated in different ways, but is considered by the Fund to be most appropriately measured by market price volatility. The greater an investment’s or market’s volatility, the more sharply its price may fluctuate. An investment fund’s volatility is often measured as the standard deviation of the fund’s monthly returns and expressed as a percentage.

The strategy of allocating the Fund’s assets among many asset classes generally depends upon the Fund’s ability to understand the behavior of asset classes across different economic environments. Expected returns and volatility for different asset classes vary over time, as do the correlations of different asset classes. To address this variation, the allocations are flexible, which means they are adjusted to take advantage of opportunities that arise from different economic conditions. Asset classes may not perform as expected or they may not display the anticipated level of

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More Information about the Fund’s Investments

correlation. If the Fund’s assessment of the risk and return potential of asset classes is incorrect, the Fund could significantly underperform the markets in general, particular markets, or other funds that make similar investments. If the assessment of the correlations between different asset classes is incorrect, the Fund may not achieve the anticipated level of diversification, which may increase the risk of underperformance or negative performance. In addition, particular investments made within each asset class may not perform as expected.

The Fund may also use a tail risk hedging strategy to attempt to generate gains and to mitigate the downside risk to the Fund’s portfolio during extreme negative market environments. In particular, the Fund may enter into derivative and other transactions that the Adviser believes would increase in value during the occurrence of “tail events.” Tail events could include periods that are characterized by (i) a substantial decline in the equity markets, (ii) a substantial widening in credit spreads, and/or (iii) a substantial increase in market volatility. Credit spreads refer to the difference or spread between the interest rates charged for various types of borrowing and an accepted baseline such as the interest rate for comparable duration U.S. Treasury securities.

The Fund may also use an opportunistic strategy that selectively seeks return opportunities across, among other potential investments, global interest rate instruments, equities, currencies, fixed income and commodities. These are often event-driven opportunities presented as a result of perceived market anomalies and inefficiencies that may require a specific event or catalyst to capture value.

The Fund’s equity and fixed income exposure may be achieved primarily through investments in derivatives and other investments that track equity and fixed income indices from developed and emerging market countries, although the Fund may invest directly in equities. The Fund may invest in ETFs. In addition, the Fund may invest in rights, warrants, standby commitment agreements and other securities of any corporation or entity and in rights and options, including “put” and “call” options or any combination thereof written by the Fund or by others, on stocks, bonds, market indices, swaps, non-U.S. currencies and financial futures contracts. The Fund may invest in equities or other instruments relating to companies of any market capitalization.

The Fund may invest in investment grade and non-investment grade fixed and floating rate debt securities of a wide range of issuers, including without limitation government bonds (including TIPS), government agency debt, non-U.S. sovereign debt, corporate bonds, floating rate notes, preferred stocks, structured securities, convertible securities and bank loans, as well as financial derivative instruments

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More Information about the Fund’s Investments

relating to such securities. Non-investment grade instruments are sometimes referred to as “junk bonds.” The Fund may invest in debt securities of any maturity (e.g., both long-term and short-term debt). Again, fixed income exposure may be achieved directly or through investments in various derivatives.

The Fund may invest in currencies, both directly and indirectly, including through a range of currency-related derivative instruments, including forward foreign currency exchange contracts, currency futures, currency options, options on currency futures and currency swaps.

The Fund may invest in real estate-related investments such as REITs. The Fund also may invest in mortgage-backed securities (including on a “to-be-announced” basis), adjustable-rate mortgage-backed securities and collateralized mortgage obligations, as well as other asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations.

A significant portion of the assets of the Fund may be maintained directly or indirectly in money market instruments, including U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, and cash and cash equivalents, as margin and collateral for the Fund’s obligations under derivative transactions.

The Fund may invest in bankers’ acceptances, certificates of deposit, discount notes and commercial paper.

Derivative instruments may be over-the-counter or exchange-traded and may include, but are not limited to, swaps (including interest rate swaps, total rate of return swaps and credit default swaps), swaptions, fixed income and equity options, fixed income and equity futures and currency transactions (including forward currency contracts and currency options). Derivatives may be used for investment and hedging purposes.

While applicable regulations set minimum issuer diversification requirements and limits on industry concentration, there otherwise are no restrictions on the types of issuers the Fund may invest in and no restrictions on ratings on individual securities or average portfolio quality.

The Fund’s performance over short-term periods is expected to be volatile because of the significant investment in instruments that have a leveraging effect. The Fund may have highly leveraged exposure to one or more asset classes at times. The 1940 Act imposes certain limitations on the Fund’s ability to use leverage, which are sometimes referred to as “asset coverage” requirements. However, the Fund is not

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More Information about the Fund’s Investments

subject to any additional limitations on its exposures. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.

The Fund may make some investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund may invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The investment strategy (including the use of operational leverage, short sales and derivatives) involves significant risks and is speculative and may result in substantial losses. The Fund is a non-diversified fund, meaning it may invest in a smaller number of investments than would a fund that invests more widely. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of fluctuations in the Fund’s net asset value, which may be significant and rapid.

Change in Investment Objective. Although no change is anticipated, the investment objective of the Fund can be changed without shareholder approval. Shareholders

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More Information about the Fund’s Investments

will be notified a minimum of 60 days in advance of any change in investment objective.

Principal Investment Risks

Some of the principal investment risks of the Fund are described below in greater detail than in the Fund Summary at the beginning of the Prospectus. Other investment risks and practices also apply and are described in the Statement of Additional Information (the “SAI”), which is available on request (see back cover).

Market Risk — All securities may be subject to adverse market trends. The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock, bond or derivative markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Credit and Interest Rate Risk — The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Instruments with the lowest investment grade ratings are considered to have speculative characteristics.

Counterparty Risk — In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of

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More Information about the Fund’s Investments

the counterparty. If a contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Correlation Risk — The correlations of different asset classes may vary over time. Asset classes may not display the anticipated level of correlation to one another. If the Fund’s assessment of the correlations between different asset classes is incorrect, the Fund may not achieve its objectives.

Credit Default Swap Agreements Risk — The Fund may enter into credit default swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). As a “seller” of credit protection, the Fund generally is exposed to the risk of default or non-payment on the part of underlying borrower, potentially to the full amount owed.

Derivatives Risk — Futures contracts, swap contracts or other “derivatives,” including hedging strategies, options and warrants present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent years, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. The successful use of derivatives depends on the Fund’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased

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More Information about the Fund’s Investments

volatility. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Commodities Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

CFTC Regulation Risk — The Adviser is registered with the CFTC as a CPO. Under the CFTC’s “harmonization” rules with respect to registered investment companies, the Adviser generally is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. The Adviser and the Fund instead are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under what the CFTC’s harmonization rules term a program of “substituted compliance.” Certain filings still are required with the CFTC, including a notice to claim reliance on substituted compliance and periodic non-public filings on CFTC Form CPO-PQR.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. The Fund may be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

Investment in Other Investment Companies — As with other investments, investments in other investment companies, including exchange traded funds (ETFs), are subject to market and selection risk. In addition, if the Fund acquires shares of

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More Information about the Fund’s Investments

investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Leverage Risk — As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. The futures contracts, forward contracts, swaps and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses. The net asset value of the Fund employing leverage of any kind will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Fixed Income/Interest Rate Risk — As part of the Fund’s principal investment strategy, the Fund will make investments in fixed income instruments. Fixed income securities such as bonds are issued to evidence loans that investors make to corporations and governments, either foreign or domestic. If prevailing interest rates fall, the market values of fixed- income securities tend to rise. Conversely, if prevailing interest rates rise, the market values of fixed income securities generally fall. In general, the shorter the maturity of a fixed income security, the lower the yield but the greater the price stability. These factors may have an effect on the value of the Fund.

Model and Data Risk — The Adviser may use quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties to assist in making investment and hedging decisions and to provide risk management insights. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks and any hedging based on faulty or incorrect information may prove to be unsuccessful. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input

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More Information about the Fund’s Investments

correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Non-Diversified Status Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers or deal with a smaller number of counterparties, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or counterparty than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.

Subsidiary Risk — By investing in the Subsidiary, the Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

Tax Risk — In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

TIPS and Inflation-Linked Bonds Risk — The value of Treasury inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in

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More Information about the Fund’s Investments

the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.

U.S. Government Securities Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by the full faith and credit of the United States.

Risks of Foreign Investments — Foreign investments involve certain inherent risks that are different from those of domestic investments, including political or economic instability of the issuer or the country of issue, less government supervision and regulation of foreign securities exchanges, changes in foreign currency and exchange rates, less public information about foreign companies, greater price fluctuations, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. These risks may be more pronounced with respect to investments in emerging markets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies.

Options Risk — When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

High Yield Debt Instruments Risk — Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk bonds”). On balance, debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be

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More Information about the Fund’s Investments

less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower- rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if this Fund were investing in higher-rated instruments. Although the Fund will consider credit ratings in making investment decisions, it also will perform its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund’s success in achieving its investment objective may depend more on the Fund’s own credit analysis when the Fund buys lower quality bonds than when the Fund buy higher quality bonds. The Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund’s operating expenses and decrease its net asset value.

Prepayment Risk — Certain instruments, especially asset-backed securities and mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Changes in Debt Ratings — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an

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investor expectation of a higher rate of return on the security. The Fund will not necessarily sell an investment if its rating is reduced after the Fund has made a purchase.

Bank Loan Risk — Holding bank loans potentially exposes the Fund to the credit risk of both the financial institution and the underlying borrower. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. Even investments in secured loans present risk, as there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

Convertible Security Risk — The Fund may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. They may be less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

Defaulted Securities — The Fund may invest in securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest.

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More Information about the Fund’s Investments

Real Estate Risk — The Fund may invest in REITs, which are subject to risks affecting real estate. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Growth and Value Stocks Risk — The Fund may invest in both growth stocks and value stocks. Growth stocks, stocks of companies believed to be fast growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the assessment of the prospects for a company’s earnings growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Fund has placed on it. Value stocks, stocks of companies whose stocks the Fund believe are undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the Fund has placed on it.

Illiquid Investment Risk — The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments. Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time.

High Portfolio Turnover Risk — The Fund’s investment strategies, which permit the Fund to hold instruments of any remaining duration and to trade those securities rather than hold them to maturity, may result in high turnover rates. This may increase the Fund’s brokerage commission costs in the case of stocks, costs related to the bid/ask spread in the case of bonds or derivatives or similar charges for other

32First Eagle Absolute Return Fund | Prospectus | May 1, 2015

More Information about the Fund’s Investments

instruments, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Risks of Small and Medium-Size Companies — In addition to investments in larger companies, the Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Tail Risk Hedging — The Fund may purchase instruments designed to mitigate tail event risk. These instruments involve a high degree of risk. With respect to tail event instruments, the type, frequency and severity of the tail events are difficult to predict or model. Thus, the expected return on an instrument designed to appreciate on the occurrence of a tail event is difficult to calculate. While the Adviser will make assessments regarding the expected investment return to the Fund on tail event instruments, because of the unpredictability of the tail events upon which the investment return may be based, the return may not be adequate to compensate the Fund for the attendant risk. These risks may affect swap arrangements and other derivatives and may cause the Fund to experience losses due to the potential systemic import of the tail event. A tail event is unpredictable; therefore, investments in instruments tied to the occurrence of a tail event by the Fund are speculative. Tail events which affect the returns of such investments may be based upon information provided by the counterparty or by an independent source (such as an index). This information may not be accurate, and it may not be economically feasible or efficient for the Adviser to attempt to verify or challenge such information. The Fund expects to invest primarily in derivative instruments in respect of tail events; however, notes, bonds and other types of securities and other instruments linked to tail events may be developed in the future. Tax or regulatory uncertainty may cause the Fund to forego some instruments described herein or that may be developed in the future. The Fund may also invest in instruments containing non-standardized terms. Certain jurisdictions have broad definitions of activities that constitute the conduct of the

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More Information about the Fund’s Investments

business of insurance, as such investments in tail event instruments may cause insurance regulatory authorities or courts to determine that the Fund is conducting the business of insurance or reinsurance. Such a determination could have negative legal and regulatory consequences on the Fund.

Opportunistic Trading (Event Driven) Risk — An “opportunistic” or event driven investment approach carries the risk that the event (sometimes called a catalyst) required to create value in a particular investment occurs later than expected, does not occur at all, or does not have the desired effect on the market price of investment.

Other Investments — In addition to the principal investment strategies described above, the Fund may make other types of investments, such as investments in preferred stocks. These practices may be subject to other risks, as described under the Investment Policies, Techniques and Risks of the Fund heading in the SAI.

New Fund Risk — The Fund has only a limited operating history and there can be no assurance that the Fund will grow or maintain an economically viable size. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Defensive Investment Strategies

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

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More Information about the Fund’s Investments

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio securities is available in the Fund’s Statement of Additional Information, which is available to you without charge, see the Disclosure of Portfolio Holdings section of that document. Top position holdings (generally either top 10 or top five depending on the concentration represented), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, for the Fund are posted to the website on a monthly basis within 30 days after the end of each month. These postings can be located behind the Portfolio tab on the Fund’s page of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available. This website disclosure will not be made until the Fund’s shares are made available for purchase by the general public.

Fund Indices

Once the Fund has a full calendar year of investment performance to report, the Average Annual Total Returns tables in the Prospectus will illustrate how the Fund’s average annual returns for different calendar periods compare to the returns of the Barclays Global Aggregate Bond Index and to the Citigroup 3-Month Treasury Bill Index. These indices will be used as benchmarks for assessing the performance of the Fund. Index results assume the reinvestment of dividends or interest paid on the securities constituting the index. Unlike the Fund, an index does not incur fees or expenses.

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Fund Management

The Adviser

First Eagle Funds are managed by First Eagle Investment Management, LLC, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. The Adviser offers a variety of investment management services. In addition to the First Eagle Funds, its clients include corporations, foundations, major retirement plans and high-net-worth individuals. As of January 31, 2015, the Adviser had more than $99.5 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

The portfolio management team for the Fund is comprised of Joel McKoan and Michael Ning. The professional backgrounds of Messrs. McKoan and Ning are below.

Mr. McKoan joined the Adviser in April 2013. Prior to joining the Adviser, Mr. McKoan held various portfolio management positions at AllianceBernstein, including at different times as CIO and/or portfolio manager for the Enhanced Alpha Global Macro, Tail Hedge and Unconstrained Bond strategies. Also during his tenure at AllianceBernstein, he ran Global Credit Portfolio teams, with responsibility for Investment Grade and High Yield investments. Prior to joining AllianceBernstein in 2003, he was a managing director at UBS, where he served as the head of its North American Debt Syndicate as well as co-head of its Global Credit CDO group. Previously, Mr. McKoan was at predecessor firm PaineWebber and Kidder, Peabody & Co., where he was the co-head of Global Credit Trading and Research, head of Structured Credit, and formerly the head of Global Fixed Income Distribution. Mr. McKoan began his career at U.S. Trust as a credit analyst. Mr. McKoan received his B.A. from Yale University.

Prior to joining the firm, Mr. Ning was Director of Research for the Absolute Return Group at AllianceBernstein, including the Enhanced Alpha Global Macro, Tail Hedge and Unconstrained Bond strategies. Before joining AllianceBernstein in 2004, Mr. Ning spent six years at Citigroup as a senior research analyst. He has expertise in the research, development and management of trading strategies across credits, rates and currencies. Mr. Ning received his PhD from Oxford University. He holds the Chartered Financial Analyst (CFA) designation.

Additional information regarding these portfolio managers’ compensation, other accounts managed and ownership of securities in the First Eagle Funds is available in

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Fund Management

the Statement of Additional Information. The portfolio managers are supported in their duties by other investment professionals employed by the Adviser.

Pursuant to an advisory agreement with the Fund, the Adviser is responsible for the management of the Fund’s portfolios. In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

Management Fee
Absolute Return Fund	0.85%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with the agreement between them, the Fund pays a fee to the Adviser related to those services. This fee is at an annual rate of 0.05% of the value of the Fund’s average daily net assets and comprises a substantial portion of the Fund’s “Other Expenses” in the fees and expenses table of this Prospectus.

Approval of Advisory Agreement

For your reference, a discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement with the Fund will be available in the Semi-Annual Report to shareholders for financial reporting periods ending April 30 of each year.

First Eagle Absolute Return Fund | Prospectus | May 1, 201537

About Your Investment

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short-and long-term financial goals.

How to Purchase Shares

The Fund is not yet available for sale to the general public.

The minimum initial and subsequent investment amounts generally required for each share class of the Fund are as follows:

Minimum Investments†	Initial*		Subsequent
Absolute Return Fund
Class A	$2,500		$100

Class C	$2,500		$100

Class I	$1,000,000	**	$100

*	Minimum initial investment is $1,000 for Class A and Class C shares in an individual retirement account (instead of $2,500 as is otherwise required).
**

The current aggregate net asset value of a shareholder’s accounts in any of the First Eagle Funds may qualify for purposes of meeting the initial minimum investment amount for those Funds which have Class I shares. The minimum may be waived for sponsors of 401(k) plans and wrap fee programs if approved by FEF Distributors.

†

The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.

38First Eagle Absolute Return Fund | Prospectus | May 1, 2015

About Your Investment

The Automatic Investment Program and Automatic Exchange Program each require a minimum initial investment of $100 per Fund. “Starter” checks and third-party checks will not be accepted for purposes of purchasing shares, but third-party checks may be accepted in connection with individual retirement account rollovers. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Trust reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Trust employees and trustees, employees and officers of the Adviser and its affiliates. Once made available, the Fund’s shares may be purchased through authorized dealers or through FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), the Fund’s principal underwriter. A completed and signed application is required to open an account with the Fund. If there is no application accompanying this Prospectus, please call 800.334.2143 to obtain one.

The Distributor reserves the right to limit the purchase of the Fund’s shares when it is in the best interest of the Fund.

The Trust and the Distributor reserve the right to refuse any share purchase order for any reason they deem appropriate. For example, the Trust or Distributor may reject purchase orders due to nonpayment, and they may refuse orders from investors identified as money-laundering risks and those responsible for potentially disruptive trading practices, such as “market timing.” Share purchases are not binding on the Trust or the Distributor (and accordingly may be rejected) until they are confirmed as paid by the Fund’s transfer agent, DST. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks.

No cash or cash equivalents (such as travelers’ checks, cashiers’ checks, bankers’ “official checks” or money orders) will be accepted. As a condition of this offering, if an investor’s purchase is canceled due to nonpayment or because his or her check or Automated Clearing House (“ACH”) transfer does not clear, the investor will be responsible for any loss the Fund may incur as a result thereof. In limited circumstances, completed purchases also may be cancelled when the Distributor or transfer agent receives satisfactory instructions that a trade order was placed in error.

Anti-Money Laundering Compliance

The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for

First Eagle Absolute Return Fund | Prospectus | May 1, 201539

About Your Investment

documents such as driver’s license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, by laws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

If the Trust or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Trust believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Trust or Distributor may choose not to establish a new account or may be required to “freeze” an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the investor it has taken the actions described above.

How Fund Share Prices Are Calculated

The net asset value for each share class of the Fund is determined as of the close of trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time on each day the NYSE is open for trading. Net asset value for purchase or sale orders which are received by the Fund on any business day before the close of regular trading on the NYSE will be calculated as of that same day. If the purchase or sale request is received on a business day after the close of regular trading on the NYSE, or on a non-business day (weekend or financial market holiday), net asset value will be calculated as of the close of regular trading on the next business day. For each share class of the Fund, the net asset value is computed by dividing the total current value of its assets (less its total liabilities) by the total number of shares outstanding. Because the Fund may invest in securities listed on foreign exchanges that may trade on weekends or other days when the Fund does not price their shares, the Fund’s share values may change on days when shareholders will not be able to purchase or redeem shares.

The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” due to limited market activity for a particular holding, or in other circumstances when

40First Eagle Absolute Return Fund | Prospectus | May 1, 2015

About Your Investment

market prices are unavailable (such as for private placements) or determined to be unreliable, such holdings may be “fair valued,” according to procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings will be fair valued to reflect the events in accordance with procedures approved by the Board. Also according to procedures approved by the Board, in deciding whether a particular foreign investment should be fair valued, the Adviser will consider several factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Fund may adopt procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market. Therefore, the values assigned to Fund holdings occasionally may differ from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

The Distributor may authorize certain dealers to receive on its behalf purchase and redemption orders (“authorized dealers”). In turn, these authorized dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf (“designated intermediaries”). Orders for shares received by DST, authorized dealers, or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST, an authorized dealer, or a designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Purchases Through Dealers and Financial Intermediaries

You may purchase the Fund’s shares from selected securities dealers with whom the Distributor has sales agreements. You also may obtain additional new account applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at 800.747.2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to FEF Distributors and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker dealers or financial services firms may purchase shares at their net asset value, without a sales commission, and charge investors a transaction charge or other advisory fee through a wrap-fee or similar program.

First Eagle Absolute Return Fund | Prospectus | May 1, 201541

About Your Investment

Class A shares of the Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of the Fund are sold with a “level-load” (consisting of an annual distribution, (Rule 12b-1) fee and an annual service fee). Class I shares of the Fund are sold primarily to investors purchasing through a fee-based program with their investment adviser or broker dealer, through a 401(k) plan in which they participate, or, for certain institutional investors, through direct purchases from the Distributor in quantities of $1 million or more. Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases. Contact your authorized dealer or financial services firm for more information.

If you purchase any Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary website for more information.

Public Offering Price of Class A Shares

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges* are as follows:

Class a Shares Dollars Invested	Sales Charge as a Percentage of		Dealer Allowance As a Percentage of Offering Price
	Offering Price	Net Amount Invested

Less than $25,000	5.00%	5.26%	4.50%

$25,000 but less than $50,000	4.50	4.71	4.25

$50,000 but less than $100,000	4.00	4.17	3.75

$100,000 but less than $250,000	3.25	3.36	3.00

$250,000 but less than $500,000	2.50	2.56	2.25

$500,000 but less than $1,000,000	1.50	1.52	1.25

$1,000,000 and over**	0.00	0.00	0.00

*	The Fund does not list this information relating to sales charges on its website.
**	See the Class A Contingent Deferred Sales Charge section which follows.
42First Eagle Absolute Return Fund | Prospectus | May 1, 2015

About Your Investment

Distributor re-allows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may re-allow the entire sales load, and, as described in Distribution and/or Shareholder Services Expenses, may provide additional promotional incentives to dealers selling the Fund’s shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of the Fund’s shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933.

Class A shares of the Fund also carry an annual 0.25% distribution (Rule 12b-1) fee. Because the Rule 12b-1 fee is paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in Distribution and/or Shareholder Services Expenses.

Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of the Fund aggregating $1 million or more. The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.*

These finder’s fee commissions will be paid with respect to purchases (i) aggregating (on a single trade date) $1 million or more by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more; and (iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of $1 million or more. Subsequent purchases will need to aggregate $1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not

*	Dealers should call the Distributor at 800.747.2008 to discuss the further terms that apply to this commission.
First Eagle Absolute Return Fund | Prospectus | May 1, 201543

About Your Investment

exceed 1.00% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder’s fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested dividends and capital gains, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of the Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.” To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or DST at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

•

Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any “person,” which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/partnership accounts for purposes of reducing the sales charge.

•

Rights of Accumulation. If you already are a First Eagle Funds shareholder, you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class you already own. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which

44First Eagle Absolute Return Fund | Prospectus | May 1, 2015

About Your Investment

the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or DST at the time of purchase.

•

Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or the Special Options Form, which you may obtain by contacting the Trust at 800.334.2143. This process allows you to combine aggregate purchases of Class A shares of any First Eagle Fund during a 13- month period, for purposes of calculating the applicable sales charge. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or DST that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 5% of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

•	Sales at Net Asset Value. Class A shares of the Fund can be sold at net asset value (without a sales charge) to:
–	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;
–	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;
–	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;
–

clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

First Eagle Absolute Return Fund | Prospectus | May 1, 201545

About Your Investment

–	financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed brokerage accounts that may or may not charge a transaction fee to its customers;
–

institutional (e.g., generally not broker-directed or broker-advised) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent; and

–

current officers, trustees, directors, and employees of the Trust, the Adviser, ASB Holdings, FEF Distributors, employees of certain firms providing services to the Trust (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons.

The Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or DST at the time of purchase on a form available from the Trust.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the same Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit to the Distributor or DST, within 90 calendar days after the redemption, a written request for reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvest within 30 days.

46First Eagle Absolute Return Fund | Prospectus | May 1, 2015

About Your Investment

Purchasing Level-Load Class C Shares

You may purchase Level-load Class C shares of the Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Class C shares are also available through 401(k) plans. If you purchase Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, you will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.

Class C shares of the Fund carry an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in Distribution and Shareholder Services Expenses.

In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees on a quarterly basis.

Distribution and/or Shareholder Services Expenses

The shares of the Fund are offered to investors, in states and countries in which such offer is lawful, either through selected securities dealers or directly by FEF Distributors, the Fund’s principal underwriter. FEF Distributors is a subsidiary of the Adviser. Class A shares of the Fund are subject to the front-end sales charges described in About Your Investment—Public Offering Price of Class A Shares.

The Fund has adopted distribution plans and agreements pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act of 1940. Under the Plans, the Fund pays FEF Distributors the following annual distribution-related and service fees:

•	Class A shares: 0.25% of the share class’s average daily net assets.
First Eagle Absolute Return Fund | Prospectus | May 1, 201547

About Your Investment

•	Class C shares: 1.00% of the share class’s average daily net assets (distribution and service fees).

FEF Distributors is paid these distribution-related and service fees on a monthly basis. FEF Distributors is obligated to use these collected fees to pay qualifying dealers for their assistance in distributing the Fund’s shares, shareholder services and other expenses, such as advertising costs and the printing and distribution of prospectuses to prospective investors. However, FEF Distributors will not pay dealers 12b-1, distribution-related and service fees for any quarter in which a dealer has less than $50,000 in First Eagle Fund accounts. FEF Distributors or its affiliates bear distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by FEF Distributors or its affiliates in the Fund’s fiscal year that are not reimbursed from payments accrued during that fiscal year will not be carried over for payment in any subsequent year. Class I shares of the Fund do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and ultimately may cost more than paying other types of sales charges.

Certain broker-dealers or other third-parties hold their accounts in “street name” and perform services that otherwise could be handled by DST Systems Inc. (“DST”), the Fund’s transfer agent. These services may include preparing and distributing client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services, so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. Arrangements may involve a per-account fee, an asset-based fee, transaction or other charges, cost reimbursements or, in some cases, a combination of these inputs. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services and their payments may be based on the same or other methods of calculation. See Revenue Sharing below.) Sub-transfer agency fees comprise a substantial portion of the Fund’s ongoing expenses. While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker-dealers or financial intermediaries for various reasons. These

48First Eagle Absolute Return Fund | Prospectus | May 1, 2015

About Your Investment

payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or shareholders in the Fund, including transaction processing and sub-accounting services.

These payments also may serve as an incentive to sell Fund shares or to promote shareholder retention. As such, the payments may go to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, broker-dealer education about the Fund and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the limits for those fees established by the Board of Trustees in consultation with management and which, accordingly, the Fund does not pay. They also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail under Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge. The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any recordkeeping, sub-transfer agency/networking fees payable by the Fund (through the distributor or otherwise) to others for performing such services and Rule 12b-1 or service plan payments described elsewhere in this Prospectus. Revenue sharing payments may be structured, among other means, as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a flat fee per transaction; (iv) a fixed dollar amount; or (v) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Fund’s investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules.

First Eagle Absolute Return Fund | Prospectus | May 1, 201549

About Your Investment

Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Fund’s Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Fund.

Bookshare Account Plan

To facilitate the handling of shareholder transactions, the Fund uses a bookshare account plan for shareholder accounts. DST, as the Fund’s transfer agent, opens and maintains an account for each shareholder of the Fund directly registered with the Fund. All your interests in shares, full and fractional (rounded to three decimal places), are reflected in your book account. After any purchase, DST mails you a confirmation indicating the amount of full and fractional shares purchased, the price per share and a statement of your account. DST will not issue stock certificates for the shares of the Fund.

Electronic Delivery

The Trust can deliver your account statements and fund financial reports electronically. If you are a registered user of feim.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “eDelivery.” (Should you later wish to receive these documents by mail you can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.)

Where To Send Your Application

You may purchase Fund shares through the Distributor by mailing a check made payable to First Eagle Funds along with the completed New Account Application to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. You also may purchase shares through the Distributor by ACH transfer or by bank wire. Please call 800.334.2143 to establish and administer the ACH purchase option, and please call prior to wiring any funds.

You may purchase the Fund’s shares through selected securities dealers with whom the Distributor has sales agreements. You may obtain additional New Account

50First Eagle Absolute Return Fund | Prospectus | May 1, 2015

About Your Investment

Applications from these authorized dealers. For a list of authorized dealers, please call the Distributor at 800.747.2008. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.

Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $2,500. This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to redeem shares in any Class I account if the value of that Class I account drops below $100,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Automatic Investment Program

You may make semimonthly, monthly or quarterly investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the fifth and/or 20th of the month. Upon written authorization, DST will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing an Automatic Investment Program may take at least 30 days. You must indicate your desire to establish an Automatic Investment Program on the New Account Application or Special Options Form. You also must include a voided check, a savings account deposit slip or savings account statement. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in Once You Become a Shareholder—Redemption of Shares. The Trust may amend or cease to offer the Automatic Investment Program at any time.

First Eagle Absolute Return Fund | Prospectus | May 1, 201551

Once You Become a Shareholder

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

You may exchange some or all of your shares of the Fund for shares of another First Eagle Fund (i.e., First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Gold Fund, First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund or First Eagle Fund of America), subject to limitations in respect of Funds or share classes closed to new investors (currently Overseas Fund). You may exchange:

•	Class A shares of the Fund for Class A shares of another First Eagle Fund;
•	Class C shares of the Fund for Class C shares of another First Eagle Fund; and
•	Class I shares of the Fund for Class I shares of another First Eagle Fund.

Shares will be exchanged at their net asset value, computed as of the close of trading on the NYSE (normally 4 p.m. Eastern time). Share exchange orders received after the close of trading on a particular day will be exchanged at the next day’s close of trading net asset value. There is generally no charge for the exchange privilege. Any exchange must meet the applicable minimum investment amount for the Fund and share class into which the exchange is being made. In addition, because you may be subject to different fees, expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at 800.334.2143.

Exchanges may be limited in the case of shares to be exchanged for those of any First Eagle Fund or share class closed to, or otherwise restricted for, new investors and new accounts (as currently is the case for shares to be exchanged for Overseas Fund shares). In addition, the Fund depends on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Fund’s ability to monitor the frequency of exchanges by those investing through such accounts (see the Short-Term Trading Policies section).

Automatic Exchange Program

If you wish to automatically exchange shares of one Fund for shares of another on a monthly basis, you can do so via the Automatic Exchange Program. The minimum

52First Eagle Absolute Return Fund | Prospectus | May 1, 2015

Once You Become a Shareholder

exchange amount is $100. If the balance in the account you are exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged, and the program will be discontinued. All conditions with respect to exchange transactions apply, as discussed in Exchanging Your Shares.

Conversion

You may convert Class A shares of the Fund having an aggregate value of $1 million or more into Class I shares of the same Fund. Class A shares of the Fund held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares. Under limited circumstances, certain conversions of Class C shares also may be available. All conversions will take place at net asset value and will not result in the realization of income or gain for federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. More information concerning conversions is also available in the Statement of Additional Information, which is available upon request (see back cover).

Dividend Direction Plan

Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at the net asset value calculated as of the payment date. All reinvested dividends and distributions remain taxable for U.S. federal income tax purposes as though received in cash. For further information about dividend reinvestment, contact DST by telephone at 800.334.2143.

Redemption of Shares

You have the right to redeem all or any part of your Fund shares for cash at their net asset value next computed after proper receipt of the redemption request. You may redeem via telephone through your authorized dealer or FEF Distributors. Shares held in the dealer’s “street name” must be redeemed through the dealer, as described in the following paragraph.

Redemptions through Dealers

If you have an account with an authorized dealer you may submit a redemption request to that dealer. Authorized dealers are responsible for promptly transmitting your redemption requests to the Distributor. Dealers may impose a charge for

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handling redemption transactions, and they may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through FEF Distributors

You may redeem your Fund shares through FEF Distributors by transmitting written redemption instructions to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. Redemption requests must meet all the following requirements to be considered in the proper form:

•	Written and signed instructions must be received from the registered owner(s).
•

A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. A guarantee is required for redemptions greater than $100,000 to be paid by check or when you want the redemption proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire, as long as you previously designated a bank.

•	In the case of shares held in the name of a corporation, trust, fiduciary or partnership, DST must receive evidence of authority to sign and a stock power with signature(s) guaranteed.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form, but may take up to seven days. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. The Trust normally pays redemption proceeds in the form of a check. If you wish to avoid any such delays, you should purchase your shares via bank wire. You also may have your proceeds sent to your bank account by ACH transfer or bank wire, as long as you identified your bank on the New Account Application or Special Options Form. Proceeds sent by ACH transfer generally will be credited to your account on the second business day after the redemption. Proceeds sent by bank wire generally will be credited on the business day following the redemption, but there is a wire fee that will be deducted from such proceeds. Ask your financial professional for more information.

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Once You Become a Shareholder

Redemptions in Kind

The Fund normally pays redemption proceeds in cash up to $250,000 or 1% of the Fund’s total value, whichever is less. The Trust reserves the right to make higher redemption payments in the form of marketable securities or, as needed, other traded assets, which is known as a “redemption in kind.” You must pay any applicable commissions or other fees when selling these assets.

Short-Term Trading Policies

The Fund is not a vehicle for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect the Fund’s investment program, possibly diluting the Fund’s value to its longer-term investors. For example, short-term investments moving in and out of the Fund may (i) prompt otherwise unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by the Fund over time; (iii) affect taxable gains and losses realized by the Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy.

Pursuant to procedures approved by the Board of Trustees, the Fund routinely reviews shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Fund seeks to identify the types of transactions that may be harmful, either on an individual basis or as part of a pattern. In certain circumstances, and on occasion even involving a trade or exchange for which no redemption fee is assessed, the Fund may deem a single trade or exchange inappropriate and subject to these procedures. When the Fund identifies inappropriate trading activities, the Fund will suspend trading and exchange privileges or close the relevant account. At the discretion of the Fund, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

The Fund also may deem investors potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in the investors’ accounts. For example, the Fund may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Fund.

The Fund cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, the Fund’s guiding principle is trading deemed not in the

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interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

In most cases the Fund depends on cooperation from intermediaries in reviewing certain accounts, thereby limiting the Fund’s ability to monitor and discourage inappropriate trading. Although the Fund is committed to seeking the cooperation of intermediaries, the Fund often does not have immediate access to individual account-level activity for those investing through an intermediary (and generally must request information about this account activity rather than receiving it automatically). In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Fund. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this section. The Fund may modify the short-term trading policies at any time.

Telephone Privileges

Unless you make contrary instructions on the New Account Application or Special Options Form, you will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if you have a preauthorized form on file with the transfer agent. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that the Trust or its agents believe are genuine. The Trust will employ reasonable procedures to confirm the instructions are genuine. Such procedures may include (i) written confirmation of telephone transactions; (ii) tape recording telephone conversations; or (iii) requiring specific personal information prior to acting upon telephone instructions. Any owner(s), trustee(s) or other fiduciary entity named in the account registration, investment professional of record and/or other parties who can provide specific personal information will be allowed to initiate telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the Social Security or tax identification number on the account, (iv) the address of record, (v) designated bank account information and (vi) any other information deemed appropriate to allow access to the account.

Telephone redemption requests received by the Trust or its agents (including authorized dealers, retirement plan administrators or other intermediaries) prior to the close of business on the NYSE on any business day will be processed that day. Such requests received after the close of business on the NYSE will be effective the following business day. Shareholders may not make redemption requests by telephone if the proceeds will be wired to a bank account number or mailed to an

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Once You Become a Shareholder

address other than the one previously designated by the shareholder. There is a $100,000 maximum for telephone redemptions by check. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call 800.334.2143 for more information on telephone privileges.

Systematic Withdrawal Plan

If you own Fund shares with a current net asset value of $10,000 or more, you may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly or quarterly. A check in a stated amount of at least $50 will be mailed to you on or about the third, 15th, or 25th day of the month. You may not take dividends and distributions on shares invested through a Systematic Withdrawal Plan in cash; instead, you must reinvest them, which will occur at net asset value. The Fund’s shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal, which may result in a gain or loss for tax purposes. It may be inefficient to purchase additional shares while concurrently withdrawing shares, due to the sales charges incurred on purchases. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. If you establish a new account by check within 15 days of an expected withdrawal date, the Fund will not begin withdrawals until the following month, due to the Fund’s 15-day hold on check purchases. The Fund may amend or cease to offer the Systematic Withdrawal Plan at any time.

Retirement Plans

The Trust offers a variety of plans that allow investors to save for retirement and defer taxes on any investment income. These offerings include IRAs, Roth IRAs, SEPs, and SIMPLE IRAs. Certain investors may not realize the tax benefits of these plans. Therefore, you should consult your tax adviser regarding your eligibility.

Retirement plans may purchase Class I shares of the Fund, provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party. Retirement plans requiring the payment of such fees may purchase Class A shares of the Fund without an initial sales charge. If a “finder’s fee” was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See About Your Investment—Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge.

First Eagle Absolute Return Fund | Prospectus | May 1, 201557

Information on Dividends, Distributions and Taxes

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

The Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Code, as amended. To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

In general, you will be taxed on the ordinary income dividends and capital gains distributions you receive from the Fund, whether you take them as additional shares or in cash. Capital gains distributions may be taxed at different rates, depending on the types of appreciated assets and the length of time the Fund holds the appreciated assets. For example, while capital gain distributions with respect to gain on the sale of appreciated assets held by the Fund for more than one year generally will be taxed to individual shareholders at a maximum rate of 20%, capital gain distributions with respect to the sale of collectibles held by the Fund for more than one year will be taxed to individual shareholders at a rate of 28%. Certain ordinary income dividends paid by the Fund to non-corporate shareholders (including individuals) may be eligible for preferential tax treatment at the rate applied to long-term capital gains. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends and capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates and trusts.

Tax issues can be complicated. Exchanges of Fund shares are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By February 15 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year. There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the SAI for more information.

58First Eagle Absolute Return Fund | Prospectus | May 1, 2015

Privacy Notice for Individual Shareholders

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:

•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;
•	Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and
•	Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC and ASB Advisers.

First Eagle Absolute Return Fund | Prospectus | May 1, 201559

Privacy Notice for Individual Shareholders

You May Limit Marketing Solicitations By Choosing To Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•	At your request;
•

When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•

With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•	When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

60First Eagle Absolute Return Fund | Prospectus | May 1, 2015

How to Reach First Eagle Funds

You can send all requests for information or transactions to:

Regular Mail:

First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324

or

Overnight Mail:

First Eagle Funds
c/o DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105-1807

You can contact us by telephone at 800.334.2143.

Please visit us online at www.feim.com/individual-investors

First Eagle Absolute Return Fund | Prospectus | May 1, 201561

Financial Highlights

The Financial Highlights Table is intended to help you understand the financial performance of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The Financial Highlights Table shown was audited by the Fund’s independent accountants, PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204. The report of PricewaterhouseCoopers LLP (for the Fund’s period from May 14, 2014 to October 31, 2014), together with the Fund’s financial statements, are contained in the annual reports for the Fund for that period and are incorporated by reference in the Statement of Additional Information. Annual reports and the Statement of Additional Information are available upon request.

	Period May 14, 2014^ to October 31, 2014
	Class A		Class C		Class I
Selected Data for a Share of Beneficial Interest Outstanding throughout Each Period is Presented Below:*
Net asset value, beginning of period ($)	10.00		10.00		10.00
Income (loss) from investment operations
Net investment loss ($)	-0.02		-0.06		-0.01

Net realized and unrealized gains (losses) on investments	0.11		0.12		0.11

Total income from investment operations	0.09		0.06		0.10

Net asset value, end of period ($)	10.09		10.06		10.10

Total Return(c) (%)	0.90	(a)	0.60	(a)	1.00	(a)

Ratios and Supplemental Data
Net assets, end of period (thousands) ($)	101		101		25,053

Ratio of operating expenses to average net assets including fee waivers and recoupments (%)	1.35	(b)(d)	2.10	(b)(d)	1.10	(b)(d)

Ratio of operating expenses to average net assets excluding fee waivers and recoupments (%)	3.53	(b)(d)	4.27	(b)(d)	3.28	(b)(d)

Ratio of net investment income to average net assets including fee waivers and recoupments (%)	-0.45	(b)(d)	-1.20	(b)(d)	-0.20	(b)(d)

Ratio of net investment income to average net assets excluding fee waivers and recoupments (%)	-2.63	(b)(d)	-3.37	(b)(d)	-2.38	(b)(d)

Portfolio turnover rate (%)	9.77	(a)	9.77	(a)	9.77	(a)

^	Commencement of investment operations.
*	Per share amounts have been calculated using the average shares method.
(a)	Not Annualized.
(b)	Annualized.
(c)

Does not take into account the sales charge of 5.00% for Class A and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. Also does not take into account the Class A CDSC. A CDSC of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2014.
62First Eagle Absolute Return Fund | Prospectus | May 1, 2015

Useful Shareholder Information

How to Obtain Our Shareholder Reports

We will send you copies of the Fund’s annual and semi-annual reports on a regular basis, once you become a shareholder. Semi-annual and annual reports are also available upon request without charge by contacting First Eagle Funds. The annual reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The annual reports also contain audited financial statements by the First Eagle Funds’ independent accountants, PricewaterhouseCoopers LLP.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI) is incorporated by reference in this Prospectus and includes additional information about the Fund. The SAI is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit our website (www.feim.com/individual-investors). The SAI will not be made available on the www.feim.com website until the Fund’s shares are made available for purchase by the general public. In addition, you may visit the Securities and Exchange Commission’s (SEC’s) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202.551.8090.

Distributor FEF Distributors, LLC 1345 Avenue of the Americas New York, NY 10105	Investment Adviser First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105

How to Reach First Eagle Funds Send all requests for information or transactions to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324 You may contact us by telephone at 800.334.2143

Investment Company Act File Number: 811-07762

First Eagle Investment Management, LLC 1345 Avenue of the Americas, New York, NY 10105-0048 800.334.2143 www.feim.com/individual-investors

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Absolute Return Fund
Class A – Ticker FEXAX | Class C – Ticker FEXCX | Class I – Ticker FEXIX

May 1, 2015

1345 Avenue of the Americas
New York, NY 10105
(800) 334-2143

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Absolute Return Fund (the “Fund”), a portfolio of First Eagle Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Fund dated May 1, 2015. This Statement of Additional Information is also not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Fund, copies of which can be obtained by calling the Trust at (800) 334-2143 or by visiting www.feim.com/individual-investors.

Certain disclosures, including the Fund’s financial statements and the notes thereto, will be incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual reports, please call the Trust at (800) 334-2143 or visit www.feim.com/individual-investors.

The Prospectus, this Statement of Additional Information and the annual reports will not, however, be available on the www.feim.com website until the Fund’s shares are made available for purchase by the general public.

ORGANIZATION OF THE FUND

First Eagle Absolute Return Fund (the “Fund”) is an open-end management investment company and a separate portfolio of First Eagle Funds (the “Trust”). First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Fund of America, and First Eagle Absolute Return Fund (each individually referred to as a “Fund,” collectively, the “Funds” or, alternatively, the “Global Fund,” the “Overseas Fund,” the “U.S. Value Fund,” the “Gold Fund,” the “Global Income Builder Fund,” the “High Yield Fund”, the “Fund of America” and the “Absolute Return Fund”, respectively) are separate portfolios of the Trust, an open-end management investment company. Information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America are provided in a separate prospectus and statement of additional information. The Trust is a Delaware statutory trust but is a successor business to a Maryland corporation organized in that state in 1993. The Fund is a separate portfolio of assets and has a different investment objective from other portfolios of the Trust which it pursues through separate investment policies, as described below. The Trust’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. FEIM is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of Delaware.

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Fund’s shareholders. The absence of a requirement that the Trust hold annual meetings of the Fund’s shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of the Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Fund.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Fund. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Fund, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the Securities and Exchange Commission (“SEC”) has advised the Trust’s Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives of the Fund

The Fund’s investment objective is to achieve long-term absolute returns. An “absolute” return refers to a return on investment that is evaluated on its own merits and not by reference to a benchmark or other similar “relative” return. To achieve its investment objective, the Fund will make direct and indirect investments in both long and short positions in a wide range of asset classes, including equities, fixed income, currencies and commodities. The Adviser uses fundamental and quantitative analysis to determine portfolio allocations. This multi-asset approach is intended to create the potential for the Fund to perform well with less volatility in a variety of market environments, even those in which equity investments or fixed income investments may struggle, although there can be no guarantee that this will be the case. The Fund’s exposure to asset classes, sectors, securities, commodities, markets and currencies will typically be achieved through investments in derivative instruments, including credit default swaps and other swap contracts. The Fund will use derivatives and other leveraged instruments to adjust or increase its exposure to asset classes when seeking to achieve the desired volatility target. The Fund believes that the use of derivatives generally enables the Fund to implement its investment strategy more efficiently and to gain more exposure to various asset classes than would be possible by investing in more traditional asset classes (e.g., stocks and bonds) directly. The Fund expects to be an active trader in the markets and may change its exposures to asset classes many times during the year.

The Fund will generally be managed using three main investment components—a flexible risk factor allocation strategy and, to a lesser extent, a tail risk hedging strategy (which is described below) and an opportunistic strategy (also described below). The flexible risk allocation strategy will typically be the primary strategy used by the Fund. This strategy seeks to balance exposures and risk across and within asset classes, sectors, markets and macro environments with a goal of achieving improved risk diversification relative to a less balanced portfolio. Risk can be evaluated in different ways, but is considered by the Fund to be most appropriately measured by market price volatility. The greater an investment’s or market’s volatility, the more sharply its price may fluctuate. An investment fund’s volatility is often measured as the standard deviation of the fund’s monthly returns and expressed as a percentage.

The strategy of allocating the Fund’s assets among many asset classes generally depends upon the Fund’s ability to understand the behavior of asset classes across different economic environments. Expected returns and volatility for different asset classes vary over time, as do the correlations of different asset classes. To address this variation, the allocations are flexible, which means they are adjusted to take advantage of opportunities that arise from different economic conditions. Asset classes may not perform as expected or they may not display the anticipated level of correlation. If the Fund’s assessment of the risk and return potential of asset classes is incorrect, the Fund could significantly underperform the markets in general, particular markets, or other funds that make similar investments. If the assessment of the correlations between different asset classes is incorrect, the Fund may not achieve the anticipated level of diversification, which may increase the risk of underperformance or negative performance. In addition, particular investments made within each asset class may not perform as expected.

The Fund may also use a tail risk hedging strategy to attempt to generate gains and to mitigate the downside risk to the Fund’s portfolio during extreme negative market environments. In particular, the Fund may enter into derivative and other transactions that the Adviser believes would increase in value during the occurrence of so-called “tail events.” Tail events could include periods that are characterized by (i) a substantial decline in the equity markets, (ii) a substantial widening in credit spreads, and/or (iii) a substantial increase in market volatility. Credit spreads refer to the spread between the interest rates charged for various types of borrowing and an accepted baseline such as the interest rate for comparable duration U.S. Treasury securities.

The Fund may also use an opportunistic strategy that selectively seeks return opportunities across, among other potential investments, global interest rate instruments, equities, currencies, fixed income and commodities. These are often event-driven opportunities presented as a result of perceived market anomalies and inefficiencies that may require a specific event or catalyst to capture value.

The Fund’s equity and fixed income exposure may be achieved primarily through investments in derivatives and other investments that track equity or fixed income indices from developed and emerging market countries, although the Fund may invest directly in equities. The Fund may invest in securities of exchange traded funds (“ETFs”). In addition, the Fund may invest in rights, warrants, standby commitment agreements and other securities of any corporation or entity and in rights and options, including “put” and “call” options or any combination thereof written by the Fund or by others, on stocks, bonds, market indices, swaps, non-U.S. currencies and financial futures contracts. The Fund may invest in equities or other instruments relating to companies of any market capitalization.

The Fund may invest in investment grade and non-investment grade fixed and floating rate debt securities of a wide range of issuers, including without limitation government bonds (including Treasury Inflation Protected Securities (“TIPS”), government agency debt, non-U.S. sovereign debt, corporate bonds, floating rate notes, preferred stocks, structured securities, convertible securities and bank loans, as well as financial derivative instruments relating to such securities. Non-investment grade instruments are sometimes referred to as “junk bonds.” The Fund may invest in debt securities of any maturity (e.g., both long-term and short-term debt). Again, fixed income exposure may be achieved directly or through investments in various derivatives.

The Fund may invest in currencies, both directly and indirectly, including through a range of currency-related derivative instruments, including forward foreign currency exchange contracts, currency futures, currency options, options on currency futures and currency swaps.

The Fund may invest in real estate-related investments such as real estate investment trusts (“REITs”). The Fund also may invest in mortgage-backed securities (including on a “to-be-announced” basis), adjustable-rate mortgage-backed securities and collateralized mortgage obligations, as well as other asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. A significant portion of the assets of the Fund may be maintained directly or indirectly in money market instruments, including U.S. government securities, U.S. government agency securities, short-term fixed income securities, overnight and/or fixed term repurchase agreements, and cash and cash equivalents, as margin and collateral for the Fund’s obligations under derivative transactions.

The Fund may invest in bankers’ acceptances, certificates of deposit, discount notes and commercial paper.

Derivative instruments may be over-the-counter or exchange-traded and may include, but are not limited to, swaps (including interest rate swaps, total rate of return swaps and credit default swaps), swaptions, fixed income and equity options, fixed income and equity futures and currency transactions (including forward currency contracts and currency options). Derivatives may be used for investment and hedging purposes.

While applicable regulations set minimum issuer diversification requirements and limits on industry concentration, there otherwise are no restrictions on the types of issuers the Fund may invest in and no restrictions on ratings on individual securities or average portfolio quality.

The Fund’s performance over short-term periods is expected to be volatile because of the significant investment in instruments that have a leveraging effect. The Fund may have highly leveraged exposure to one or more asset classes at times. The Investment Company Act of 1940 (the “1940 Act”) imposes certain limitations on the Fund’s ability to use leverage, which are sometimes referred to as “asset coverage” requirements. However, the Fund is not subject to any additional limitations on its exposures. While the Fund normally does not engage in borrowing, leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures transactions or uses certain other derivative instruments.

The Fund may make investments through a special purpose trading subsidiary (the “Subsidiary”) and may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company. Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund may invest in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions generally will be measured on an aggregate basis in respect of the Fund’s and the Subsidiary’s portfolios. The Subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

The investment strategy (including the use of operational leverage, short sales and derivatives) involves significant risks and is speculative and may result in substantial losses. The Fund is a non-diversified fund, meaning it may invest in a smaller number of investments than would a fund that invests more widely. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of fluctuations in the Fund’s net asset value, which may be significant and rapid.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may hold cash and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

There can be no assurance that the Fund’s stated objective will be realized.

Policies and Techniques Applicable to the Fund

The principal investment strategies are listed in the Fund’s prospectus. Each investment technique described below that is not listed as a principal strategy in the Prospectus is considered to be a non-principal strategy. The Fund’s exposure to asset classes, sectors, securities, commodities, markets and currencies will typically be achieved through investments in derivative instruments.

For ease of reference, while the discussions below often refer to investments in “securities,” the Fund may invest in many types of assets that include commodities, bank loans, derivatives, etc. A discussion of the risks of particular types of “securities” therefore should be understood to refer to the risks of that type of investment more generally (e.g., foreign securities risks should be understood to describe risks of investing in non-U.S. markets generally, regardless of investment type).

Investment Policies, Techniques and Risks of the Fund

Foreign Investments. The Fund may invest in foreign securities or other types of foreign investments, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. The Fund may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs.

With respect to portfolio securities or other types of foreign investments that are issued by foreign issuers or denominated in foreign currencies, the investment performance of the Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen- denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities or other investment products; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign custodial or sub-custodial arrangements. The laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt and the assets of the Fund may be exposed to risk in circumstances where the custodian/sub-custodian will have no liability.

Although the Fund seeks to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative. The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

The cost of investing in foreign markets is higher than the cost of investing in U.S. markets and the expenses of Fund that invest in foreign securities or other markets, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Non-U.S. Sovereign Debt. The Fund may make investments in non-U.S. fixed income securities that are obligations of sovereign governments. A government’s willingness to repay its debt often is a function of its political system or government leadership. A government may decide not to repay its debt, even if it has the ability to do so. This risk is magnified following a change of government or in countries with unstable governments. As with any fixed income securities, non-U.S. sovereign debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. Ratings agencies take into account willingness to pay as well as ability to pay when evaluating sovereign credits.

Restricted and Illiquid Instruments. The Fund may invest up to 15% of its net assets in illiquid securities. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Notwithstanding the above, the Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities.

Private Investment Funds. The Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund. In addition, the Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject to the Fund’s limitations on investments in “illiquid securities,” as described immediately above.

Investment in Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described above under “Private Investment Funds”), nor do these restrictions apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain ETFs, subject to specialized SEC “exemptive orders” applicable to those ETFs. The Fund does not presently intend to make a material investment in Private Investment Funds aside from the Subsidiary.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund’s investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses.

Exchange Traded Funds. The Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Bank Obligations and Money Market Instruments. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Money market instruments, or short term debt instruments, consist of obligations such as commercial paper, bank obligations, repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (“IRS”) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

Commercial paper is a money market instrument issued by banks or companies to raise money for short term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage backed and Asset backed securities” would apply. Commercial paper is traded primarily among institutions.

An investment in a money market mutual fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such funds seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a money market mutual fund.

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those instruments. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the respective Fund’s share price.

Lower-Rated Debt Instruments. The Fund may invest in debt instruments, including lower-rated instruments (i.e., instruments rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and instruments that are not rated. There are no restrictions as to the ratings of debt securities or other instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities or other instruments in a particular rating category. The Adviser may also use internal ratings on unrated securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. See “Computation of Net Asset Value.” Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

Trade Claims. The Fund may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. Trade claims offer investors the potential for profits since they are sometimes purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

Interest Rate Risk. Fluctuations in interest rates will affect the values of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

Prepayment Risk. Certain instruments, especially asset-backed securities and mortgage-backed securities, for example, are susceptible to the risk of prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. These investments may increase the volatility of the Fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone.

Municipal Bonds. Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Derivative Transactions. The Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

The Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, for investment purposes, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, the Fund will maintain required collateral in a segregated account consisting of liquid assets (alternatively, the Fund may “earmark” or otherwise record on its books the designation of such liquid assets as collateral). The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets.

The Fund’s use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. In its use of derivatives, the Fund may take both long and short positions. Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited. The Fund may also use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under ISDA Master Agreements, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Swap Agreements. The Fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

The Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. In certain circumstances swap collateral also may be exposed. Since these transactions are offset by segregated (or otherwise “earmarked”) cash or liquid assets, these transactions will not be considered to constitute senior securities under the Investment Company Act.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The Fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a credit event by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap. When it sells protection under a credit default swap, the Fund generally will segregate or otherwise earmark on its books the full notional amount of its exposure under the swap to “cover” the transaction under applicable 1940 Act asset coverage rules and interpretations.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk. The Fund may be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts may be purchased or sold with upfront premium payments which will be recorded as realized gains or losses at the closing of the contract. Payments related to these swap contracts will accrue based on the terms of the particular contract. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract, which may be, in some cases, mitigated by entering into a master netting arrangement with the counterparty.

Special Risks of Over-the-Counter Derivative Transactions. OTC derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions. The Fund may invest without limit in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter for hedging and non-hedging purposes, such as to manage the effective duration of the Fund’s portfolio or as a substitute for direct investment.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices. In addition to options on securities and futures, the Fund may also enter into options on futures, swaps, or other instruments.

Covered Option Writing. The Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. Alternatively, a call or put option is covered if the Fund “earmarks” or otherwise records on its books the designation of such liquid assets as collateral. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Market Indices. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. The Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Purchasing Put Options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The Fund may also purchase put options for other investment purposes, including taking a short position in the security underlying the put option. The Fund may also purchase put options on market index futures or, as an alternative, it may purchase and sell put options on the underlying indices themselves.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. The Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require the Fund to segregate or earmark liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity. The segregation or earmarking of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC.

Commodities. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodities markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity related investments will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contracts and other commodities related contracts may also change.

Currency Transactions. To manage its exposure to foreign currencies, the Fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the Fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the Fund’s return.

Generally, the Fund may engage in both “transaction hedging” and “position hedging.” The Fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The Fund may also engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the Fund intends to buy are denominated or quoted). The Fund’s currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such “cross hedging” activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the Fund and tend to limit any potential gain which might result from the increase in value of such currency.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. The Fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union. The Fund will only purchase or write foreign currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally. Similarly, the Fund may also engage in currency exchange transactions through a forward currency exchange contract (“Forward Contract”). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Fund may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of the Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, the Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

The Fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange, and have margin requirements. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies—the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the spread between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the Fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund’s portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in foreign currency exchange transactions at any given time or from time to time.

Loans. The Fund may purchase, sell or make loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Arbitrage Transactions. The Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities.

Tail Risk Hedging. The Fund may purchase instruments designed to mitigate tail event risk. These instruments involve a high degree of risk. With respect to securities or instruments the performance of which is related to the occurrence or non-occurrence of tail events (“tail event instruments”), the type, frequency and severity of the tail events are difficult to predict or model. Thus, the expected return on an instrument designed to appreciate on the occurrence of a tail event is difficult to calculate. While the Adviser will make assessments regarding the expected investment return to the Fund on tail event instruments, because of the unpredictability of the tail events upon which the investment return may be based, the return may not be adequate to compensate the Fund for the attendant risk.

The tail events which affect investment returns may be based upon information provided by a counterparty or by an independent source (such as an index). Where the investment return on a tail event instrument is based on an index, the source providing the index may be under no obligation to correct or update the index in the event of errors or subsequently discovered information. Similarly, with respect to exchange-traded instruments, the applicable trading period may expire before the underlying index is adjusted, with no mechanism for post-settlement adjustment. As a result, the relevant information provided by outside sources may not be accurate, and it may not be economically feasible or efficient for the Adviser to attempt to verify or challenge this information.

The Fund expects to invest in tail events primarily through swap arrangements or other derivative instruments; however, notes, bonds and other types of securities and instruments linked to tail events may be developed in the future.

Accordingly, the Fund’s portfolio may consist of types of securities or instruments other than those securities or instruments described in this SAI. Tax or regulatory uncertainty may cause the Fund to forego some instruments. Future offerings of securities and other instruments linked to tail events may contain non-standardized terms. If a tail event were to occur, the Fund may lose any delivery of tail event instruments or other collateral it has pledged as security due to the potential systemic import of the tail event. These swaps and derivatives losses would be adversely affect the Fund. The Fund risks the loss of all or a portion of principal and/or interest due on the tail event instruments it may enter into, if a period of severe market stress occurs during the term of such securities or instruments. A tail event is unpredictable; therefore, investments in instruments tied to the occurrence of a tail event are speculative. If the market for these types of securities and/or instruments evolves, it is expected that the types of events covered by tail event-linked securities and other instruments will expand. In this case, the Adviser will assess the terms of these potential investments.

Certain jurisdictions have broad definitions of activities that constitute the business of insurance, and insurance regulatory authorities often have broad discretionary powers in administering insurance laws, including the authority (subject to appeal) to determine whether a party is conducting the business of insurance or reinsurance within their applicable jurisdictions. Because tail event instruments have certain features and an investment return that may be based on the occurrence of events which could be considered the subject of insurance, it is possible that insurance regulatory authorities or courts could determine that the issuance, purchase or holding of such instruments or the writing of these derivatives constitutes the conduct of the business of insurance or reinsurance. If this determination is made with respect to the holder of such securities or a writer of such derivative instruments who is not duly licensed to conduct the business of insurance, the holder or writer may be subject to regulatory and legal action. Typically, this action may include orders to cease and desist from the offending activities, civil forfeitures or criminal sanctions. Cease and desist orders may require a sale or other divestiture of securities or an unwinding or termination of derivative instruments. Although the Adviser will analyze these risks prior to investing in these instruments, the insurance regulatory authorities may challenge the Fund on these grounds. The Fund does not intend to seek licensing under any insurance laws or an opinion that such licensing is not required.

In addition, entities that issue tail event securities or other instruments may be subject to substantial regulation of their insurance and other activities. Such regulation can lead to unanticipated expenses that may result in such an entity being unable to satisfy its obligations, including those related to its issued securities or other instruments. Conversely, because these entities often are domiciled in non-U.S. jurisdictions, they may not be subject to the same degree of regulatory oversight to which investors may be accustomed to seeing in the United States. Similarly, because these entities often are subject only to the laws of non-U.S. jurisdictions, it could be difficult for an investor in such an entity to make a claim or enforce a judgment against the entity or its directors or officers.

Opportunistic Trading (Event Driven) Risk. An “opportunistic” or event driven investment approach carries the risk that the event (sometimes called a catalyst) required to create value in a particular investment occurs later than expected, does not occur at all, or does not have the desired effect on the market price of investment.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund has invested engages in such violations, the Fund could be exposed to losses.

Securities Issued in PIPE Transactions. The Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

When-Issued or Delayed-Delivery Securities. The Fund may purchase securities on a “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the Fund of an advantageous yield or price.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated or earmarked on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. However, the Fund reserves the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

A variation is to-be-announced (“TBA”) purchase commitments, in which the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, is held as “cover” for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The Fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the Fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The Fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by the Adviser in accordance with procedures established by the Trustees) in the amount of the Fund’s commitment under a dollar roll is set aside on the Fund’s books, the Fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Fund may be adversely affected.

Repurchase Agreements. The Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

The Fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the Fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The Fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

Market Liquidity and Counterparty Credit Risks. While the Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), the Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide that still continues. Among other effects, the turmoil has led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks have injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long this current liquidity and credit crisis will continue, what other effects it will have on financial markets and the Fund’s operations, and what may be the overall impact of future liquidity and credit crises.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets.

In general, derivative contracts typically involve leverage, i.e., they provide exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Such leverage may enhance the impact of counterparty credit risk. Additionally, the stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. The Adviser will monitor the creditworthiness of firms with which the Fund enters into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could adversely affect the Fund. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer. In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material. If the Fund obtains exposure to one or more investment companies indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

Clearing House/Clearing Member Risk. The Fund may enter certain derivative transactions that are required to be centrally cleared by a clearing house through a clearing member. In a transaction involving such “cleared derivatives,” the Fund’s counterparty is a clearing house, rather than a bank or broker. Clearing houses, like derivative counterparties generally, may have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements could expose the Fund to greater credit risk to the clearing house or other party holding margin for the Fund. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection.

Alternative Investment Strategies. At times, the Adviser may determine that market conditions may make pursuing the Fund’s investment strategies inconsistent with the best interests of its shareholders. The Fund then may temporarily use alternative strategies that are mainly designed to limit the Fund’s losses. In implementing these strategies, the Fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities the Fund considers consistent with such defensive strategies.

Borrowing and Leverage. The Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. The Fund may borrow from such banks as a temporary measure in exceptional circumstances (e.g., to facilitate the meeting of redemption requests and prevent the Fund from being in an overdraft situation). In accord with the borrowing rules under the Investment Company Act, any borrowings by the Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of the Fund’s assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s holdings. In addition to borrowing money from banks, the Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage—for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the Fund either (1) sets aside cash (or other assets determined to be liquid by the Adviser in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the Fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the Fund is permitted under relevant guidance from the SEC or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the Fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Model and Data Risk. The Adviser may use quantitative models (both proprietary models developed by the Adviser, and those supplied by third parties) and information and data supplied by third parties to assist in making investment and hedging decisions and to provide risk management insights. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks and any hedging based on faulty or incorrect information may prove to be unsuccessful. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Non-Diversified Status Risk. The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers or deal with a smaller number of counterparties, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or counterparty than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance. Such developments include economic, political or regulatory occurrences and these risks include enhanced credit or other risks. The Fund may be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Subsidiary Risk. By investing in the Subsidiary, the Fund would be indirectly exposed to the risks associated with the Subsidiary’s investments. The instruments held by the Subsidiary are in many respects similar to those that are permitted to be held by the Fund and subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, in late July 2011, the IRS suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Subsidiary, that invest in commodity-linked derivative instruments.

Tax Risk. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in “Tax Status” below. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s tax treatment as a RIC may be jeopardized. The annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes.

The Internal Revenue Service (the “IRS”) has indicated in a revenue ruling that income from certain commodity-linked instruments, such as certain structured notes, can constitute “qualifying income,” and the IRS has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that income derived by a RIC from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.” Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a RIC under the Code. In addition, the Fund’s investments in and through the Subsidiary and other investment vehicles may make it difficult for the Fund to meet the RIC qualification requirements regarding the diversification of its assets. Further, the U.S. tax treatment of certain of the Fund’s investments is uncertain; an adverse determination by the IRS regarding the timing, character or amount of the Fund’s income or gains could cause the Fund to fail to meet the distribution requirements for treatment as a RIC. If the Fund were ineligible to or otherwise did not cure any failure to qualify for treatment as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund’s failure to qualify for treatment as a RIC could therefore significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Subsidiary or by an underlying investment vehicle in which the Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Subsidiary earns ECI in connection with its direct investment activities, or is deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Subsidiary’s income could be subject to these U.S. taxes. The imposition of U.S. taxes on ECI, at either the Subsidiary level or the level of an underlying investment vehicle in which a Subsidiary invests, could significantly and adversely affect the Fund. Also, changes in legislation, regulations or other legally binding authority could affect the character, timing and amount of the Fund’s taxable income or gains and distributions, potentially affecting the Fund’s ability to pursue its investment strategy in the manner described herein, negatively affecting the Fund.

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded.

Structured Notes. The Fund may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Lending of Securities. While the Fund has no current intention of doing so, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower.

Short Sales. The Fund may engage in short sales. In doing so, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security (though shorting “against the box” effectively limits loss to the amount paid for the security). Thus, securities sold short may have unlimited risk. At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short. In addition, because U.S. market regulations prohibit “naked” short selling, the Fund must, at the time of the shorting transaction, be able to “locate” and have access to the security being shorted as what is referred to as cover for the transaction. Failure to complete or maintain a “locate” would mean that a desired shorting transaction could not be entered into or, if open, maintained. The prospect of such a forced close of the position can cause the Fund to incur expense or loss. Shorting of illiquid securities increases this risk.

Real Estate and Real Estate Investment Trusts. The Fund may invest in both real estate and REITs (but subject to limits on direct real estate investing by the Fund as set out in the Fund’s fundamental investment restrictions). REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Code. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act. The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Master Limited Partnerships. The Fund may invest in Master Limited Partnerships (“MLPs”). An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

Oil and Gas Investments. The Fund may invest in oil and gas related assets, including oil royalty trusts that are traded on national securities exchanges (but subject to limits on purchasing and selling physical commodities as set out in the Fund’s fundamental investment restrictions). Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.

Preferred Stocks and Convertible Securities. The Fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects.

The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The Fund’s investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Floating Rate and Variable Rate Demand Notes. The Fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Hybrid Instruments. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs.

Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the Fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities. The Fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Moreover, the inflation protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a RIC and to eliminate any Fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings. The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Inverse Floaters. These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels—rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The Fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Mortgage-backed and Asset-backed Securities. Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The Fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time. The Fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Warrants. The Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by the Fund coupled with an agreement by the Fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

Short-term Trading. In seeking the Fund’s objective(s), the Adviser will buy or sell portfolio instruments whenever the Adviser believes it appropriate to do so. From time to time the Fund will buy instruments intending to seek short-term trading profits. A change in the instruments held by the Fund is known as “portfolio turnover” and generally involves some expense to the Fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of instruments and the reinvestment of the proceeds in other instruments. If sales of portfolio instruments cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund’s investment policies, under certain market conditions the Fund’s portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio instruments to the monthly average of the value of portfolio instruments—excluding instruments whose maturities at acquisition were one year or less. The Fund’s portfolio turnover rate is not a limiting factor when the Adviser considers a change in the Fund’s portfolio.

Zero-coupon and Payment-in-kind Bonds. The Fund may invest without limit in so-called “zero-coupon” bonds and “payment-in-kind” bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

Bank Loans. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The Fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Adviser will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The Fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the Fund such payments and to enforce the Fund’s rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to the Fund principal, interest and other amounts received by it, the Adviser will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the Fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Adviser believes are attractive arise.

Certain of the loans acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The Fund’s investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, the Adviser will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. The Adviser’s decision not to receive Confidential Information may place the Adviser at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, the Adviser’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that the Adviser’s decision not to receive Confidential Information under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, the Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Legal and Regulatory Risks Relating to Investment Strategy. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The Fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the Fund and the ability of the Fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The Adviser is registered with the CFTC as a commodity pool operator (“CPO”). Under the CFTC’s “harmonization” rules with respect to registered investment companies, the Adviser generally is not subject to the CFTC’s recordkeeping, reporting and disclosure requirements with respect to the Fund. The Adviser and the Fund instead are permitted, and intend, to comply with customary SEC rules applicable to registered investment companies under what the CFTC’s harmonization rules term a program of “substituted compliance.” Certain filings still are required with the CFTC, including a notice to claim reliance on substituted compliance and periodic non-public filings on CFTC Form CPO-PQR.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, the Fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Fund’s ability to access management and other personnel at certain companies where the Fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the Fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the Fund, that seek or hold investments in loans could be adversely affected by the regulation.

Cyber Security Risk. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Change of Objective

The investment objective of the Fund is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective. Shareholder approval is required to change the Fund’s policy with regard to issuing senior securities, borrowing money, underwriting securities of other issuers, concentrating investments in a particular industry or group of industries, making loans or any other policy that the Fund deems fundamental. Generally, the required shareholder vote is specified by the 1940 Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less.

Investment Restrictions of the Absolute Return Fund

The Fund may not engage in the following activities:

1.	Issue senior securities other than to evidence borrowings or short sales or as otherwise permitted under the 1940 Act;
2.

Borrow money except the Fund may borrow, (i) from banks to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, or (iii) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;
4.	Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities.

5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.

Purchase physical commodities or contracts relating to physical commodities. Notwithstanding this limitation, the Fund may invest in such commodities or contracts to the maximum extent permitted under the Internal Revenue Code as interpreted or modified by regulatory authority having jurisdiction from time to time and any offshore subsidiary organized by the Fund may invest in the same without limitation;

7.

Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities, and (iii) acquire debt securities;

8.	Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions or otherwise permitted under the 1940 Act.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days’ prior notice of the change. This operates as an explanation or interpretation of a fundamental policy of the Fund.

a.	The Fund may not lend more than 33 1/3% of its total assets.
b.

The industry concentration policy of the Fund shall be applied to loan participation instruments so that both the financial intermediary and the borrower would be considered “issuers” for purposes of the policy except when the Fund has a “privity of interest” with or other rights to pursue remedies directly against the borrower.

Performance

Total Return. From time to time the Fund advertises its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus, generally with respect to the Fund’s largest and/or oldest share class). Because the Fund is less than one year old, any returns shown are not annualized and represent an aggregate total return for each period.

Unless otherwise noted, results for the Fund reflect any fee waivers and/or expense reimbursements in effect during the periods presented. As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, The Wall Street Journal or Worth.

Portfolio Turnover. Purchases and sales of portfolio instruments will be made whenever appropriate, in the investment adviser’s view, to achieve the Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio instruments (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio instruments (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Fund, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve the Fund’s stated objective.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	President, American University in Cairo; Prior to December 2010, Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	9	Trustee, First Eagle Variable Funds (1 portfolio); Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born November 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	9

Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City

Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC	9	Trustee, First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.
(2)	The term of office of each Independent Trustee is indefinite.
(3)	Ms. Beinecke also served as a trustee of a predecessor fund to the First Eagle Fund of America since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant	9

Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Trustee, World Monuments Fund; Chairman’s Council, Conservation International; prior to July 2013, Director, Leucadia National Corporation

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(2)	Private Investor; prior to January 2010, President, Lingold Associates	9

Trustee, First Eagle Variable Funds (1  portfolio); Trustee Emeritus, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; prior to April 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium

Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	9

Trustee, First Eagle Variable Funds (1  portfolio); Trustee and Audit Chair, the American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society

(1)	The term of office of each Independent Trustee is indefinite.
(2)	Mr. Kelly also served as a trustee of a predecessor fund to the First Eagle Fund of America since 1998.

INTERESTED TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co- CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC	9

President and Trustee, First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November 2011, Director, Aquila International Fund Limited; prior to September 2011, Director, Quantum Endowment Fund

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Trustee	June 2008 to present	Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979- 2004, March 2007- March 2009)	9

Trustee, First Eagle Variable Funds (1  portfolio); Trustee, The Frick Collection; Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to December 2011, Director, Fregate- Legris Industries SA

(1)	Each of Messrs. Arnhold and Eveillard are treated as Interested Trustees because of their professional roles with the Adviser.
(2)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees
Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds
Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present	Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds
Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer until June 2014 and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; Director, First Eagle Amundi SICAV; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Secretary and Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds
Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Treasurer	September 2005 to present	Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Functions	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm’s compensation and performance), oversees the Funds accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

			3
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation. Additionally, the Nominating Committee included a sub-committee responsible for administering the Trustees’ deferred compensation plan. This sub- committee met 1 time in the last fiscal year.	2

Committee Name	Members	Functions	Number of Committee Meetings in the Last Fiscal Year
Valuation Committee	John P. Arnhold William M. Kelly Jean D. Hamilton (Chair)

Monitors the application of the valuation procedures, make certain determinations in accordance with such procedures, and assists the Boards in their oversight of the valuation of the Funds’ securities by FEIM; reviews and approves recommendations by FEIM for changes to the Funds’ valuation policies for submission to the Boards for their approval; reviews FEIM’s quarterly presentations on valuation; oversees the implementation of the Funds’ valuation policies by FEIM; and determines whether to approve the fair value recommendations for specific investments pursuant to the Funds’ valuation policies.

3

The Board of Trustees considers these to be its primary working committees but also organizes additional special or ad hoc committees of the Board from time to time. There currently are two such additional committees, one (as a sub-committee of the Nominating and Governance Committee) responsible for administering the Trustees’ deferred compensation plan, the other responsible for making various determinations as to the insurance policies maintained for the Fund and its Trustees and officers. Ms. Beinecke and Ms. Hamilton are currently the sole Trustees who serve on these additional committees.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Funds and their shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for specific aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of Independent Trustees, such as the Nominating and Governance Committee and Audit Committee.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. Currently serving as President of the American University in Cairo, she was previously Provost of that institution and before that Dean of the Columbia University School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He is Chairman and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds, and holds senior executive and investment management positions at various affiliates of the Adviser. Mr. Arnhold also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board’s Valuation Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Chair of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of an international industrial firm, a major real estate investment trust, a brokerage and investment advisory firm, and various charitable institutions. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees, as Chair of the Board’s

Nominating and Governance Committee and as a member of two specialized Board Committees, (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. Currently serving as a Senior Advisor with First Eagle Investment Management, LLC, he was the portfolio manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1974-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the board of a French investment advisory firm and various charitable institutions.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee, as Chair of the Board Valuation Committee and on two specialized Board Committees (one of which is a sub-committee of the Nominating and Governance Committee).

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of a domestic listed company and an international listed investment trust company, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Funds. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committees.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee and the Board Valuation Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Compensation of Trustees and Officers

Effective November 1, 2014, those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) are paid by the Trust and First Eagle Variable Funds an annual fee of $150,000, a fee of $5,000 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust’s Board of Trustees, and a fee of $3,500 for each meeting of any Committee of the Board that they attend may be paid. Compensation may be paid for meetings of standing Committees, special Committees, ad hoc Committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a Committee meeting is not paid when the Committee meets on the same day as a full Board meeting. These Trustees also receive an annual fee of $25,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). The Chair of the Board of Trustees receives an additional annual fee of $150,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Variable Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended October 31, 2014, an aggregate of $1,375,521 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2014. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2014

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$186,509	$188,000
John P. Arnhold, Trustee*	$—	$—
Candace K. Beinecke, Trustee	$368,008	$3,671,000
Jean-Marie Eveillard, Trustee*	$—	$—
Jean D. Hamilton, Trustee	$199,917	$201,500
James E. Jordan, Trustee	$182,539	$184,000
William M. Kelly, Trustee	$192,976	$194,500
Paul J. Lawler, Trustee	$225,689	$227,500

*	Interested Trustee.

**

For this purpose, the registrant consists of eight portfolios of the Trust (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Global Income Builder Fund, High Yield Fund, Fund of America and Absolute Return Fund), plus the First Eagle Overseas Variable Fund. As of October 31, 2014, each Trustee served on the board of the Trust and that of the First Eagle Overseas Variable Fund.

In addition, all persons serving as officers of the Trust (including the Funds’ Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services—Payments to the Adviser.”

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle Fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2014 the value of such deferred compensation was equal to approximately:

Name of Trustee	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Global Income Builder	High Yield Fund	Fund of America	Absolute Return Fund*
Lisa Anderson	$393,997	$440,275	$225,540	$58,408	$—	$—	$164,658	$—
Candace K. Beinecke	$1,104,584	$793,634	$511,895	$—	$—	$—	$926,607	$—
Jean D. Hamilton	$144,748	$663,663	$276,332	$23,336	$105,228	$155,952	$365,949	$—
William M. Kelly	$298,548	$—	$308,635	$—	$—	$—	$377,587	$—
Paul J. Lawler	$496,669	$155,135	$194,147	$51,636	$39,187	$12,956	$199,927	$—

*	The Fund was not available as an investment option under the plan as of the date of this table.

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2014 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Yield Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Dollar Range of Equity Securities in First Eagle Absolute Return Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	E	A	A	A	C	A	D	A	E
Candace K. Beinecke*	E	A	E	A	A	A	E	A	E
Jean D. Hamilton	E	D	A	A	A	A	A	A	E
James E. Jordan	E	A	A	D	A	A	E	A	E
William M. Kelly	D	A	D	A	D	E	E	A	E
Paul J. Lawler	E	E	E	D	D	C	E	A	E

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

**	The Fund was not open to the public as of the date of this table.

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in Global Income Builder Fund	Dollar Range of Equity Securities in High Yield Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Dollar Range of Equity Securities in First Eagle Absolute Return Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E	E	A	E
Jean-Marie Eveillard	E	E	E	E	A	A	A	A	E

**	The Fund was not open to the public as of the date of this table.

Since January 1, 2014, none of the independent Trustees who is a trustee of another investment company whose adviser and principal underwriter are FEIM and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2014, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.

As of January 1, 2015, to the knowledge of the Fund, the Trustees and officers of the Trust, as a group, owned 0% of the shares of the beneficial interest of the Fund. These percentages are based generally on ownership of the shares by the officers and Trustees, their immediate family members, and entities (such as family companies or trusts) whose investment activities they direct. Other entities in which an officer or Trustee has an interest may hold shares of the Fund, but those holdings generally are disregarded.

As of January 1, 2015, to the knowledge of the Fund, the following shareholders owned 5.00% or more of the Fund’s securities:

First Eagle Absolute Return Fund:

Class A – First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105-4399, 100.0%.

Class C – First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105-4399, 100.0%.

Class I – First Eagle Investment Management, LLC, 1345 Avenue of the Americas, New York, NY 10105-4399, 100.0%.

To the knowledge of the Fund, the share ownership shown is both record and beneficial ownership.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Prospectus, FEIM is the Trust’s investment adviser and, as such, manages the Fund. FEIM is a subsidiary of ASB Holdings, a privately owned holding company. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.

FEIM also furnishes the Trust with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any compensation and expenses of the Trust’s officers (including part of the compensation of the Chief Compliance Officer and certain other of the Trust’s officers).

Payments to the Adviser

In return for the services listed above, the Fund pays FEIM a fee at the annual rate of the average daily value of the Fund’s net assets as follows:

Absolute Return Fund	0.85%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and, in accordance with its agreement with the Fund, the Fund will pay a fixed administrative service fee to the Adviser at an annual rate of 0.05% of the Fund’s average daily net assets. Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Funds are in addition to services performed by the Funds’ principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Funds are likewise in addition to the costs incurred in retaining those other service providers.

Advisory fees are paid monthly.

For the period from May 14, 2014 to October 31, 2014, the Fund paid investment advisory fees in the amount of $99,649.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, so that the total annual operating expenses (excluding certain items) of Class A, Class C and Class I shares do not exceed 1.35%, 2.10% and 1.10%, respectively, through the date that is one year after the shares are made available to the general public. For the period from May 14, 2014 to October 31, 2014, these waived fees and/or reimbursed expenses equal $1,285, $1,281, $318,620 for Class A, Class C and Class I, respectively. These waivers/reimbursements by the Adviser are subject to recoupment for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limit in effect at the time of the recoupment or reimbursement.

Portfolio Managers

Joel McKoan and Michael Ning manage the Fund.

The following table provides information as of October 31, 2014 relating to the activities, and investments in the Fund, by the portfolio managers of the Fund.

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts	Beneficial Ownership of Equity Securities in Funds Managed by each Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Joel McKoan	1 account with assets of $25.2 Million	Absolute Return Fund 0*	2 accounts with assets of $185.4 million	1 account with assets of $20.8 Million
Michael Ning	1 account with assets of $25.2 Million	Absolute Return Fund 0*	2 accounts with assets of $185.4 million	1 account with assets of $20.8 Million

*	The Fund was not open to the public as of the date of this table.

As of October 31, 2014, with respect to the accounts identified in the table above, Mr. McKoan manages 2 pooled investment vehicles with assets totaling $185.4 million for which the advisory fees are based in part on the performance of the accounts. Mr. McKoan also manages 1 other account with assets totaling $20.8 million for which the advisory fees are based in part on the performance of the accounts. Mr. McKoan’s compensation consists of salary and an annual bonus, with the annual bonus representing an important portion of total compensation, as well as a minimum guarantee and long-term incentive program that ties to the performance of the private funds Mr. McKoan manages. The annual bonus consists of an objectively determined cash component based on the performance of certain accounts managed by Mr. McKoan, a subjectively determined cash component based on Mr. McKoan’s contributions to the firm, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds (and possibly other notional investments related to the Adviser’s overall performance).

As of October 31, 2014, with respect to the accounts identified in the table above, Mr. Ning manages 2 pooled investment vehicles with assets totaling $185.4 million for which the advisory fees are based in part on the performance of the accounts. Mr. Ning also manages 1 other account with assets totaling $20.8 million for which the advisory fees are based in part on the performance of the accounts. Mr. Ning’s compensation consists of salary and an annual bonus with the annual bonus representing an important portion of total compensation, as well as a minimum guarantee and long-term incentive program that ties to the performance of the private funds Mr. Ning manages. The annual bonus consists of an objectively determined cash component based on the performance of certain accounts managed by Mr. Ning, a subjectively determined cash component based on Mr. Ning’s contributions to the firm, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds (and possibly other notional investments related to the Adviser’s overall performance).

Although the portfolio managers listed above may be assisted by other investment professionals, such as associate portfolio managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions.

Conflicts of Interest

Personnel of the Adviser (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize an investment program that is similar to that of a Fund managed by such person. In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities may present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Conflicts also may be presented by Messrs. McKoan’s and Ning’s portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance.

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Trustees, in the case of the Trust). The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be desirable.

The Adviser relies on Institutional Shareholder Services Inc. (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS. Proxy Guidelines to be largely consistent with the views or the Adviser on various types of proxy proposals.

Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services may be relied on from time to time, including Glass, Lewis & Co., LLC, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website http://www.issgovernance.com (with separate voting “guidelines” listed for issuers in the U.S., Canada, Europe, Asia-Pacific and Japan—certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

The Adviser has determined not to establish guidelines governing the manner in which it will vote and prefers instead to review individual voting decisions on their merits or, in the case of a material conflict, to defer to a third party proxy service.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at (800) 334-2143. This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUND’S SHARES

FEF Distributors, LLC serves as the Distributor of the Fund’s shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser.

The Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of the Fund’s outstanding Class A shares. The Fund pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of the Fund’s outstanding Class C shares. These payments (other than service fees), which generally are made on a monthly basis, may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Fund’s Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. The Distributor also normally retains part of the initial sales charge as its underwriter’s allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the 1933 Act. Pursuant to the Distribution and Services Agreements

between the Distributor and the Trust, the Fund agrees to indemnify the Distributor against certain liabilities under the 1933 Act.

The Funds’ Rule 12b-1 Plan is a compensation plan which means that the Fund pays the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares. The Class I shares of the Fund do not participate in the Plan.

Under the Rule 12b-1 Plan, for the 12-month period ended December 31, 2014, the Distributor (or its predecessor, another affiliate or related party of the Adviser) paid $187,136,745 to financial services firms as fees for distribution of the Funds’ shares, $17,012,063 for compensation and overhead for internal marketing personnel, $506,055 for printing costs (for example, with respect to prospectuses for prospective investors or marketing materials for the Funds), $727,635 for payments to marketing consultants and for other professional services, and $1,907,607 for miscellaneous distribution-related costs. These payments aggregated $207,290,105, of which $188,923,478 was paid by the Distributor (or its predecessor) from amounts received by it under the Fund’s Rule 12b-1 Plan (which amounts included $1,786,733 retained by the Distributor (or its predecessor) under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor (or its predecessor) from its own assets.

The Fund may enter into arrangements with institutions to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) where a number of persons hold Fund shares through omnibus or other “street name” accounts registered with the Fund’s transfer agent, DST Systems, Inc. (“DST”). As a result, these third parties may charge fees (sometimes called “sub-transfer agency fees”) to the Fund for these services so long as such compensation does not exceed certain limits set from time to time by the Board of Trustees in consultation with management. The Fund may compensate the institution rendering such services on a per-account basis, as an asset-based fee, based on transaction fees or other charges, or on a cost reimbursement basis, or in some cases, a combination of these inputs. (The Adviser, the Distributor or an affiliate may make additional payments to intermediaries for these and other services, and their payments may be based on the same or other methods of calculation. See Revenue Sharing below.) While the Adviser and the Distributor consider these sub-transfer agency fees to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. While sub- transfer agency fees and service levels are set in the market, there generally is limited comparative information available about them. The Fund and the Adviser also face certain conflicts of interest when considering these relationships in that the counterparty is both a prospective service provider and, typically, a distribution partner. The Adviser’s practice of paying sub-transfer agency fees above agreed limits as revenue sharing (as discussed further below) also creates conflicts of interest for the parties when considering sub-transfer agency relationships, and that is so both generally and in terms of the allocation of those fees between the Funds and the Adviser.

For the 12-month period ended December 31, 2014, total sub-transfer agency payments of this nature made by the various First Eagle Funds were approximately $44,911,252, comprising a substantial portion of ongoing expenses.

Additional payments relating to sub-transfer agency services may be paid by the Distributor, the Adviser or an affiliate out of its or their own resources which is sometimes considered a form of “revenue sharing” (as further discussed below). For the 12-month period ended December 31, 2014, $379,163 in additional sub-transfer agency payments were made by the Distributor, the Adviser or affiliates.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments—sometimes referred to as “revenue sharing”—to broker-dealers or financial intermediaries for various reasons. These payments may support the delivery of services to the Fund or to shareholders in the Fund, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Fund and/or to promote retention of customer assets in the Fund. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Fund, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker-dealer or other financial intermediary, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker-dealer personnel about the Fund and shareholder financial planning assistance.

Revenue sharing also may include any other payment requirement of a broker-dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectus. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured, among other means, (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a flat fee per transaction; (iv) as a fixed dollar amount; or (v) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by the Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Fund and/or such related parties to the Fund also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

As of December 31, 2014, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Fund or other First Eagle Funds are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients):

Parties Having Revenue Sharing Agreements
with the Distributor, the Adviser or an Affiliate

Ameriprise Financial Services, Inc.
Citigroup Global Markets, Inc.
LPL Financial LLC
Merrill, Lynch, Pierce, Fenner & Smith, Inc.
Morgan Stanley Smith Barney LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
UBS Financial Services, Inc.
Wells Fargo Advisors, LLC

The above-listed revenue sharing counterparties may change from time to time. For the 12-month period ended December 31, 2014, total revenue sharing payments made to parties with whom the Distributor, the Adviser or an affiliate maintains a revenue sharing agreement represented approximately 0.03% of the average net assets across the First Eagle Funds complex.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to consider selling more shares of the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

Custodial Risks for Shares Held Through Financial Intermediaries

As described above, investors may purchase the Fund’s shares either through the Distributor or from selected securities dealers or other intermediaries authorized to effect those transactions. The manner in which these intermediary firms custody an investor’s Fund shares or provide instructions to the Fund concerning an investor’s shareholder account with the Fund will vary by firm. In addition, information or securities, such as Fund shares, held in the custody of an intermediary firm may be subject to risks of, among other things, misappropriation, cyber-attacks or other similar risks associated with internet security.

FUND SHARES

The shares of the beneficial interests of the Trust are currently classified as Class A shares, Class C shares and Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the U.S. Value Fund, Class A shares, Class C shares and Class I shares of the Gold Fund, Class A shares, Class C shares and Class I shares of the Global Income Builder Fund, Class A shares, Class C shares and Class I shares of the High Yield Fund, Class A shares, Class C shares and Class I shares of the Absolute Return Fund and Class A shares, Class C shares, Class Y shares, and Class I shares of the Fund of America. All shares issued and outstanding are redeemable at net asset value at the options of shareholders. Shares have no preemptive or conversion rights.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the Trustees may create additional series or classes of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the Investment Company Act and Delaware law. Each share of the Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of the Fund vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

Class A shares of the Fund held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same fund. You also may convert Class C shares of the Fund into Class A shares or Class I shares, provided that such conversion is taking place in a broker-dealer sponsored fee-based or “wrap” account or for accounts investing through an investment adviser or financial planner who charges a consulting, management or other fee for its services. Only Class C shares held longer than 13 months may be converted.

All conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143.

The Fund may suspend redemption privileges or postpone the date of payment for any period during which: (1) the NYSE is closed for other than customary weekend and holiday closings or the SEC determines that trading on the NYSE is restricted; (2) an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (3) for such other periods as the SEC may permit.

Not all Trust shares are made generally available for purchase.

COMPUTATION OF NET ASSET VALUE

The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of the Fund are treated as liabilities of the Fund for this purpose and therefore reduce the Fund’s net asset value. Generally, expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to the Fund’s total net assets and then pro rata to each outstanding share within a given class. Such expenses may include (1) management and administrative fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) third-party custodian, administrator, transfer agency and middle- and back-office expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include Rule 12b-1 distribution fees and shareholder servicing fees and (beginning

January 1, 2015) fees paid to intermediaries for so-called sub-transfer agency fees, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). In the case of an option traded on a securities exchange for which a last sale price is not available, the mean of the last available bid-ask quotations on the exchange on which the security is primarily traded is used. Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

Swaps and other derivatives are valued daily, primarily using independent pricing services, and their independent pricing models using market inputs.

Commodities (such as physical metals) are valued at the spot price at 4:00 p.m. E.S.T. as provided by an independent pricing source. Forward currency contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates as of 4:00 p.m. E.S.T.

All bonds, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available are generally priced at the mean between the last bid and asked prices provided by an approved pricing service or dealers in the over-the-counter markets in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone.

The 4:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees.

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Fund may adopt procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Top position holdings (generally top-ten), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, are posted to the Fund’s website on a monthly basis within 30 days after the end of each month. These postings can be located behind the Portfolio tab on the Fund’s section of the website and generally are available for at least 30 days from their date of posting. Certain archived top holding postings are also available. As should be clear, because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public. This website disclosure will not be made until the Fund’s shares are made available for purchase by the general public.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, financial intermediaries, various mutual fund rating and ranking organizations and certain affiliated persons of the Fund. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Fund’s custodian (full portfolio daily, no lag) and internal and external (State Street Bank & Trust Co.) accounting personnel (full portfolio daily, no lag), third party legal advisers, the Fund’s independent registered public accounting firm, various portfolio management and/or trading systems (Charles River Development, ITG TCA, Electra Information Systems, Advent Software) (disclosure may vary but may sometimes include full portfolio daily, no lag), Citco Fund Services (USA) Inc. (full portfolio daily, no lag), ISS Governance (full portfolio weekly, no lag) and other proxy voting agents, Ashland Partners & Company LLP in connection to GIPS verification (disclosure may vary but includes full portfolio at month-end, no lag), Command Financial Press Corporation and Merrill Corporation, in connection with financial printing (full portfolio quarterly, approximately 30-day lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag—only advisory and advisory support personnel of the Adviser have access to the FactSet outputs derived from these disclosures), portfolio analytics software provider Vestek (a Thomson Financial company) (full portfolio monthly, 45-day lag—Vestek, in turn, makes this information available to Smith Barney, although internal Smith Barney controls prohibit dissemination to Smith Barney traders, brokers or clients information other than top-10 holdings and general portfolio statistics), and the following mutual fund rating/ranking organizations, whose further dissemination is subject to the subscription rules of these rating/ranking organizations: Morningstar (full portfolio month-end, 45-day lag), Lipper (full portfolio month-end, 45-day lag), Bloomberg (full portfolio semi-annually, 45-day lag), and CDA Weisenberger/Thomson Financial (full portfolio month-end, 45-day lag). On occasion the Fund may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Fund’s regular pricing and fair valuation services are Thomson Reuters, Interactive Data Corporation (IDC), Bloomberg L.P., Markit, JPMorgan Pricing Direct, Inc., and OTC Markets Group (all such services have access to some or all of the portfolio daily, no lag). The Fund will also disclose information regarding portfolio holdings to MSCI Risk Metrics, a risk management system (daily, one-day lag). The Fund will also disclose information regarding portfolio transactions, but not portfolio holdings, to SunGard Protegent PTA, a personal trading compliance system (daily, one-day lag), through portfolio transaction reports in which the Fund’s portfolio accounts are not identified.

Limited portfolio holdings information also may be released to other third parties. By way of example, portfolio holdings information concerning a security held by the Fund may be disclosed to the issuer of this security. Likewise, a trade in process or being contemplated may be discussed with counterparties, potential counterparties and others involved in the transaction.

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

The Fund or its affiliates may distribute non-specific information about the Fund and/or summary information about the Fund at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of the Fund’s holdings and portfolio attribution/contribution.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Fund’s portfolio securities or may state that the Fund recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of the Fund are described in the Prospectus. While sales charges for investors residing outside the United States may vary from those listed in the statutory prospectus, the Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale. As stated in the Prospectus, shares of the Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, FEF Distributors, LLC, ASB Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors. Shares of the Fund are not yet available for sale to the general public.

DIVIDENDS AND DISTRIBUTIONS

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

As a supplement to their annual distributions of net investment income and net realized capital gains (which are intended to assure compliance with Subchapter M of the Code).

TAX STATUS

The Fund has elected and intends to qualify annually as a RIC under the Code. In order to qualify as a RIC for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RIC and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RIC) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year.

The Fund may invest in certain assets, such as commodities, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. The tax rules applicable to derivatives and structured investment products, and the income derived therefrom, are uncertain under current law, and an adverse determination or future guidance by the IRS with respect to these rules may adversely affect whether the Fund has satisfied the relevant requirements to maintain its qualification as a RIC. Subject to the savings provisions described below, if a sufficient portion of the Fund’s assets were not stock or securities or if a sufficient portion of the Fund’s gross income were not derived from, or with respect to the business of investing in, stock or securities for any taxable year, that Fund may fail to qualify as a RIC for such taxable year.

If the Fund fails to qualify for taxation as a RIC for any taxable year, the Fund’s income will be taxed at the Fund level at regular corporate rates. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions.

If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Finally, any foreign currency transactions that are not directly related to the Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the IRS, produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Different tax treatment is accorded accounts maintained as individual retirement accounts (“IRAs”), including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from the Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. To the extent that a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so reported by the Fund in a written statement to shareholders. Any dividends paid by the Fund that are attributable to distributions from REITs will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates on certain Fund dividends earned by non-corporate shareholders (including individuals). Distributions of net capital gains derived from all sales of portfolio securities by the Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction. After the close of each fiscal year, the Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends-received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Collectible gains, such as gains on gold and silver bullion, held for less than one year, are taxable to a U.S. shareholder as short-term gains. Gains realized on collectibles held for greater than one year currently are subject to a 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by the Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments corresponding to such income. In addition, the Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

The Fund that invests in debt instruments that are at risk of or are in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and income, and whether exchanges or modifications of debt instruments are taxable. These and other issues related to at-risk debt instruments may also affect the amount of income that the Fund is required to distribute to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

The Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

Certain regulated futures, nonequity options, and foreign currency contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the- money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.”

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared, to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain from a constructive sale of certain “appreciated financial positions” if generally the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options, forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If the Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain re-characterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency, or determined with reference to one or more foreign currencies, and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency, or determined with reference to one or more foreign currencies, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency, or determined by reference to the value of one or more foreign currencies, are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by the Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by the Fund shareholder on the conversion or exchange of a class of shares in the Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Upon the redemption or sale of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. Please see the Fund’s website under “Individual Investors” on the Adviser’s website (www.feim.com) or contact the Fund at (800) 334-2143, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method.

Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Fund’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles as respectively earned and paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, the Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to the Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

The Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

The Fund may be required to withhold U.S. federal income tax currently at the rate of 28% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), ordinary dividends paid by the Fund on or after July 1, 2014, and the gross proceeds of share redemptions and certain capital gains dividends it pays after December 31, 2016, to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, for taxable years of a RIC (such as the Fund) beginning after December 31, 2004 and before January 1, 2015, certain “interest-related dividends” and “short-term capital gain dividends” paid by the RIC to a foreign shareholder and reported as such would be eligible for an exemption from U.S. withholding tax. Unless the effective dates of such exemption are changed by legislation, it will not apply to any taxable year of the Fund beginning on or after January 1, 2015. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses. The Fund does not intend to report interest-related or short-term capital gain dividends. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Since, at the time of an investor’s purchase of the Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in the Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell instruments, futures and options on instruments, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying instruments or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes equity agency orders provide proprietary research on general economic trends or particular companies. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the instruments purchased.

Equity securities traded in over-the-counter market, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be smaller or larger than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is an important component of the Fund’s investment selection process and is obtained through commission sharing arrangements (“CSAs”) or acquired through “step-out” transactions. The Adviser may enter into CSAs under which the Adviser may execute transactions through, and obtain third-party research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

In addition, research and services may be acquired or received either directly from executing brokers-dealers, or indirectly through other brokers-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion. The Adviser may use a step-out to compensate broker-dealers who provide proprietary research services to the Fund and/or other clients of the Adviser.

The Adviser may also receive research that is bundled either: directly with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer, or through step-out transactions with other broker-dealers. To the extent that the Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Adviser.

In purchasing and selling debt instruments, currencies, swaps or other similar instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid by the client (although the price usually includes undisclosed compensation) and may involve the designation of selling concessions. Debt instruments may also be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices. Fund that invest exclusively or primarily in debt instruments may nonetheless benefit from research and services received through the use of commissions generated by the Fund investing in equity securities.

The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

The First Eagle Funds, for the period from May 14, 2014 to October 31, 2014, paid total brokerage commissions of $21,008,709. This was paid in respect to transactions amounting to $21,004,656,610. For the same period there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser. Of the total brokerage commissions paid during the period from May 14, 2014 to October 31, 2014, $19,328,258 (or 92%) were paid to firms which provided research, statistical or other services. The First Eagle Funds have not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Fund’s assets (and those of the Subsidiary) is State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC has been engaged to audit audits the Fund’s financial statements and render renders its report thereon, which will be is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Fund’s financial statements and notes thereto appearing in the Annual and/or Semi-Annual Reports to Shareholders for the fiscal year ended October 31, 2014, and the reports of PwC, are incorporated by reference in this Statement of Additional Information. The Fund will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

APPENDIX

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund’s investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “giltedge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A-1

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

PART C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)	—	Declaration of Trust of Registrant.(5)
(b)	—	Amended and Restated By-Laws of the Registrant.(8)
(c)	—	Specimen Certificates representing shares of Common Stock ($.001 par value).(1)
(d)(1)	—	Amended and Restated Investment Advisory Contract between the Registrant and First Eagle Investment Management, LLC (“FEIM”). (10)
(d)(2)	—	Amended and Restated Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Fund of America. (15)
(d)(3)	—	Sub-advisory Agreement between FEIM and Iridian Asset Management LLC with respect to the First Eagle Fund of America. (10)
(d)(4)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle High Yield Fund. (12)
(d)(5)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Global Income Builder Fund. (14)
(d)(6)	—	Investment Advisory Contract between FEIM and First Eagle Global Cayman Fund, Ltd. (16)
(d)(7)	—	Investment Advisory Contract between FEIM and First Eagle Overseas Cayman Fund, Ltd. (16)
(d)(8)	—	Investment Advisory Contract between FEIM and First Eable U.S. Value Cayman Fund, Ltd. (16)
(d)(9)	—	Investment Advisory Contract between FEIM and First Eagle Gold Cayman Fund, Ltd. (16)
(d)(10)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Absolute Return Fund. (17)
(d)(11)	—	Investment Advisory Contract between First Eagle Absolute Return Cayman Fund, Ltd., on behalf of First Eagle Absolute Return Fund, and FEIM. (17)
(d)(12)	—	FEIM side letter with respect to FEIM advisory fee for First Eagle Absolute Return Fund. (17)
(d)(13)	—	FEIM side letter with respect to FEIM operating expenses waiver for First Eagle Absolute Return Fund. (18)
(d)(14)	—	FEIM side letter with respect to FEIM operating expenses waiver for First Eagle Absolute Return Fund. Filed herewith.
(e)(1)	—	Amended and Restated Underwriting Agreement between the Registrant and FEF Distributors, LLC. (“FEF Distributors”). (14)
(e)(2)	—	Form of Selling Group Agreement. (14)
(f)	—	Not applicable.
(g)(1)	—	Custody Agreement between the Registrant and State Street Bank and Trust Company.(6)
(g)(2)	—	Special Custody Agreement between the Registrant and HSBC Bank USA.(4)
(g)(3)	—	Transfer Agency and Registrar Agreement between the Registrant and DST Systems, Inc.(2)
(g)(4)	—	Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company.(3)
(g)(5)	—	Tax Services Agreement between the Registrant and State Street Bank and Trust Company.(8)
(h)(1)	—	Fee Waiver and Expense Reimbursement Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM.(20)
(h)(2)	—	Fee Waiver and Expense Reimbursement Agreement between the Registrant (on behalf of First Eagle Global Income Builder Fund) and FEIM. (14)
(h)(3)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle High Yield Fund) and FEIM. (16)
(h)(4)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Global Income Builder Fund) and FEIM. (14)
(h)(5)	—	Fee Waiver and Expense Reimbursement Agreement between the Registrant (on behalf of First Eagle Absolute Return Fund) and FEIM. (17)
(h)(6)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Absolute Return Fund) and FEIM. (17)
(i)	—	Not applicable.
(j)(1)	—	Consent of PricewaterhouseCoopers LLP. Filed herewith.
(j)(2)	—	Shearman & Sterling LLP Opinion with respect to 2004 Reorganization.(7)
(j)(3)	—	Stradley Ronan Stevens & Young, LLP Opinion with respect to the tax consequences of the 2011 Reorganization. (12)
(j)(4)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle High Yield Fund. (12)
(j)(5)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Absolute Return Fund. (17)
(k)	—	Not applicable.
(l)	—	Not applicable.
(m)	—	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors. (14)
(n)	—	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (15)
(o)	—	Not applicable.
(p)	—	Code of Ethics. (19)
(q)(1)	—	Power of Attorney. (11)
(q)(2)	—	Powers of Attorney. (17)

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.

(4) Incorporated herein by reference to Pre-Effective Amendment No. 20 filed on or about December 27, 2002.

(5) Incorporated herein by reference to Post-Effective Amendment No. 23 filed on or about December 30, 2004.

(6) Incorporated herein by reference to Post-Effective Amendment No. 25 filed on or about February 27, 2006.

(7) Incorporated herein by reference to Post-Effective Amendment No. 26 filed on or about February 27, 2007.

(8) Incorporated herein by reference to Post-Effective Amendment No. 28 filed on or about February 26, 2009.

(9) Incorporated herein by reference to Post-Effective Amendment No. 31 filed on or about February 24, 2010.

(10) Incorporated herein by reference to Post-Effective Amendment No. 32 filed on or about February 24, 2011.

(11) Incorporated herein by reference to Post-Effective Amendment No. 37 filed on or about October 14, 2011.

(12) Incorporated herein by reference to Pre-Effective Amendment No.1 on Form N-14 filed on or about November 28, 2011.

(13) Incorporated herein by reference to Post-Effective Amendment No. 39 filed on or about December 21, 2011.

(14) Incorporated herein by reference to Post-Effective Amendment No. 44 filed on or about February 24, 2012.

(15) Incorporated herein by reference to Post-Effective Amendment No. 52 filed on or about March 1, 2013.

(16) Incorporated herein by reference to Post-Effective Amendment No. 58 filed on or about February 25, 2014.

(17) Incorporated herein by reference to Post-Effective Amendment No. 62 filed on or about May 1, 2014.

(18) Incorporated herein by reference to Post-Effective Amendment No. 63 filed on or about May 13, 2014.

(19) Incorporated herein by reference to Post-Effective Amendment No. 65 filed on or about February 25, 2015.

(20) Incorporated herein by reference to Post-Effective Amendment No. 66 filed on or about February 25, 2015.

Item 29. Person Controlled or Under Common Control With Registrant

None.

Item 30. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Declaration of Trust, which document is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 30, 2004, together with the entirety of Article Six of Registrant’s Amended and Restated By-Laws, which document is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 811-7762) filed on February 26, 2009.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31. Business and Other Connections of Investment Adviser

First Eagle Investment Management, LLC is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, First Eagle Investment Management, LLC acts as investment adviser to First Eagle Variable Funds and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

First Eagle Investment Management, LLC is a wholly owned subsidiary of ASB Holdings, a privately-owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, fund accounts. In connection with another FEF Distributors, LLC, a wholly-owned subsidiary of the Adviser, a registered broker-dealer, and the principal underwriter to the Registrant, ASB Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s directors and officers are as follows:

	Position with the	Business and Other
Name	Adviser	Connections
Henry H. Arnhold	Director

Director Emeritus of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; President and Director, The Arnhold Foundation; Director, Arnhold Ceramics; Trustee, The New School for Social Research; Director, Conservation International

John P. Arnhold	Chairman, Chief Investment Officer and Director

Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, FEF Distributors, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds; Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, UC Santa Barbara Foundation; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV

Michael M. Kellen	Vice Chairman	Co-President and Co-CEO, Arnhold and S. Bleichroeder Holdings, Inc.; Director, FEF Distributors, LLC; Managing Member, New Eagle Holdings Management Company, LLC

Bridget A. Macaskill	President, Chief Executive Officer, Director

Director, Arnhold and S. Bleichroeder Holdings, Inc.; Board Member, Prudential plc; CREF Trustee, TIAA-CREF; Trustee, William T. Grant Foundation; Trustee, North Shore Alliance; previously until 2009, Independent Consultant appointed under the terms of the Global Research settlement, Merrill Lynch and Principal and Founder, BAM Consulting, LLC

Mark D. Goldstein	General Counsel and Senior Vice President

General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC

Robert Bruno	Senior Vice President	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Lynn Perkins	Chief Financial Officer	Prior to February 2013, Managing Director and Global Chief Operating Officer, Credit Suisse Asset Management, Distribution

Albert Pisano	Chief Compliance Officer, Senior Vice President	Prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC.

Additional information regarding First Eagle Investment Management, LLC is provided in the body of this Registration Statement on Form N-1A under the heading “Investment Advisory and Other Services.”

Item 32. Principal Underwriters

(a) FEF Distributors, LLC is the Registrant’s distributor (the “Distributor”). It also serves as principal underwriter for First Eagle Variable Funds.

(b) The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and	Position and Offices	Position and Offices with
Business Address*	with Underwriter	Registrant

John P. Arnhold	CEO, Chairman and Director	President and Trustee
Robert Bruno	President	Senior Vice President
Mark D. Goldstein	Secretary	Chief Compliance Officer
Joseph Tropeano	Chief Compliance Officer	None
Suzan J. Afifi	Vice President	Secretary and Vice President
Michael Luzzatto	Vice President	Vice President

* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) or Rule 485(b) (as the case may be) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 2nd day of March, 2015.

FIRST EAGLE FUNDS

By:	/s/ JOHN P. ARNHOLD
JOHN P. ARNHOLD
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ LISA ANDERSON*	Trustee	March 2, 2015
(LISA ANDERSON)

/s/ JOHN P. ARNHOLD*	Trustee	March 2, 2015
(JOHN P. ARNHOLD)

/s/ JEAN-MARIE EVEILLARD*	Trustee	March 2, 2015
(JEAN-MARIE EVEILLARD)

/s/ CANDACE K. BEINECKE*	Trustee	March 2, 2015
(CANDACE K. BEINECKE)

/s/ JEAN D. HAMILTON*	Trustee	March 2, 2015
(JEAN D. HAMILTON)

/s/ JAMES E. JORDAN*	Trustee	March 2, 2015
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*	Trustee	March 2, 2015
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*	Trustee	March 2, 2015
(PAUL J. LAWLER)

/s/ JOSEPH MALONE*	Chief Financial Officer	March 2, 2015
(JOSEPH MALONE)

*By:	/S/ SUZAN AFIFI
Suzan Afifi Power-of-Attorney

SIGNATURES

First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd. and First Eagle Gold Cayman Fund, Ltd. has duly cause this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, as of the 2nd day of March, 2015.

FIRST EAGLE GLOBAL CAYMAN FUND, LTD. FIRST EAGLE OVERSEAS CAYMAN FUND, LTD. FIRST EAGLE U.S. VALUE CAYMAN FUND, LTD. FIRST EAGLE GOLD CAYMAN FUND, LTD.

SIGNATURE	CAPACITY	DATE

/s/ PETER HUBER*	Director	March 2, 2015
(PETER HUBER)

/s/ GLENN MITCHELL*	Director	March 2, 2015
(GLENN MITCHELL)

*By:	/S/ SUZAN AFIFI
Suzan Afifi Power-of-Attorney

EXHIBIT INDEX

EXHIBIT
(j)(1)	—	Consent of PricewaterhouseCoopers LLP.
(d)(14)	—	FEIM side letter with respect to FEIM operating expenses waiver for First Eagle Absolute Return Fund.